UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1: Report to Shareholders

PARNASSUS FUNDS®

ANNUAL REPORT  ¡  DECEMBER 31, 2015

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Asia FundSM
Investor Shares	PAFSX
Institutional Shares	PFPSX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Annual Report • 2015

February 7, 2016

Dear Shareholder:

Enclosed are all the investment reports for the Parnassus Funds. It was pretty much a flat year with the S&P 500 up just 1.39%. The Parnassus Endeavor Fund – Investor Shares was our best-performer, gaining 3.25% or almost two percentage points above the S&P 500, and more than five percentage points ahead of the Lipper Multi-Cap Core Funds Average, which lost 2.14%.

Looking longer-term, both the Parnassus Endeavor Fund – Investor Shares and the Parnassus Core Equity Fund – Investor Shares are #1 in their respective Lipper categories over the last ten years. For the past ten years, the Parnassus Endeavor Fund – Investor Shares has earned an average of 11.61% each year compared to 6.19% for the average multi-cap core funds, making it #1 of the 372 funds in its Lipper category.* The Parnassus Core Equity Fund – Investor Shares has earned an average of 9.89% per year for the last ten years compared to 6.29% for the average equity income funds, making it #1 of 189 funds in its Lipper category.*

New Staff Member

Constance Scott joined us in October as Senior Marketing Associate and Financial Writer. Constance has been in the investment industry for over 20 years at Dodge & Cox, AssetMark and AXA Rosenberg. In these roles, she was responsible for investment communication with advisors and institutional clients across various mediums. She has a B.A. in Technical Writing and Economics from San Francisco State University. At Parnassus, Constance will apply her talents to helping us communicate our investment strategies. We’re glad to have someone of her experience at our firm.

Shareholder Meeting

Donald Potter, who had been our lead trustee and was a trustee of the Funds for over 13 years, retired effective December 31 because he reached the Funds’ mandatory retirement age of 70 during 2015. I want to thank Don for his diligent service to the Funds and for always putting the shareholders’ best interests first. Jeanie Joe, who has been a trustee of the Funds for 12 years, was elected lead trustee at the December 2015 board meeting. As a result of Don’s retirement, we’ll need to have a shareholder meeting, since it is a regulatory requirement that a majority of the trustees be elected by shareholders. We have scheduled a shareholder meeting for March 22nd at 6:30 pm at The Palace Hotel in San Francisco for the purpose of electing the Board of Trustees. You will be sent proxy materials separately, and I encourage you to review the materials and vote your shares. There will be a reception at 6:00 pm, and there will be a question and answer session with Portfolio Managers immediately following the shareholder meeting. If you would like to attend, please RSVP to Marie Lee at marie.lee@parnassus.com or by calling (415) 778-2607.

Yours truly,

Jerome L. Dodson

President

* The Parnassus Endeavor Fund – Investor Shares placed #35 of 737 funds, #26 of 656 funds and #10 of 576 funds for the one-, three- and five-year periods, respectively. The Parnassus Core Equity Fund – Investor Shares placed #93 of 509 funds, #3 of 397 funds and #9 of 298 funds for the one-, three- and five-year periods, respectively.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2015, the net asset value per share (“NAV”) of the Parnassus Fund – Investor Shares was $40.46, so after taking dividends into account, the total return for the year was 0.26%. This compares to a gain of 1.39% for the S&P 500 Index (“S&P 500”) and a loss of 2.14% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the year, we trailed the S&P 500, but we beat the Lipper average.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. Although the Fund is behind the S&P 500 for the one-year period, we’re ahead of the Lipper average for that time span. Longer-term, the Fund is ahead of both its benchmarks for all time periods. Most striking is the ten-year number, where we have gained an average of 9.74% per year, which is more than two percentage points per year ahead of the S&P 500 and more than three percentage points per year ahead of the Lipper average.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2015

Parnassus Fund Investor Shares	0.26	15.56	13.06	9.74	0.84	0.84

Parnassus Fund Institutional Shares	0.37	15.60	13.09	9.75	0.77	0.77

S&P 500 Index	1.39	15.12	12.55	7.30	NA	NA

Lipper Multi-Cap Core Average	-2.14	12.86	10.14	6.19	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was -2.37%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.77% of net assets for the Parnassus Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Five companies each had a negative impact of 25¢ or more on the value of each Parnassus Fund share. The stock that hurt us the most was Whole Foods, the world’s largest retailer of organic and natural foods, as its stock sank 33.6% during the year from $50.42 to $33.50 for a loss of 68¢ for each fund share. The stock fell throughout the year, because revenue growth repeatedly missed expectations. The company also announced it will launch a new chain of lower-priced stores called 365, which investors believe will compete directly with existing Whole Foods outlets, thus cannibalizing sales. There is no doubt that 365 will take some sales from the Whole Foods brand, but our view is that 365 will appeal to enough new customers, so that taken together, the two brands will accelerate growth for the company as a whole. The stock is now on the bargain table, and we think it will climb higher in 2016.

Potash Corporation plummeted 51.5% from $35.32 to $17.12, slicing 62¢ off the NAV. Low crop prices caused farmers to apply less fertilizer, which pushed the price of potash in the key growing region of the U.S. Midwest down more than 20%. Investors also worried that new mines scheduled to open over the next few years will push prices down further, but we disagree. Demand for potash has to increase, because the world needs to feed more people each day, and an emerging middle class in Asia that desires a more nutritious diet. Fertilizer is the best way to improve crop yields and meet this burgeoning demand. We believe Potash’s low costs will enable it to ride out the cyclical downturn, and the company’s spare capacity will allow it to benefit, when demand increases and prices recover. After the sharp decline in its share price, Potash’s dividend yield is now 8.9%, so we’re being paid handsomely as we wait.

PARNASSUS FUNDS	Annual Report • 2015

Qualcomm, a major designer and producer of smartphone chips, sliced 40¢ off the value of each fund share, as its stock sank 32.8%, dropping from $74.33 to $49.99. The company’s licensing division had difficulty collecting royalties in China, while regulators in South Korea and Taiwan announced they were investigating Qualcomm’s licensing practices. Meanwhile, the company’s chipset division lost market share to lower-cost competitors and is being investigated by the European Union. Not everything is bleak, though. There has been positive feedback on the latest product, the Snapdragon 820, and the signing of a number of new licensing agreements in China. The company has also taken steps to improve margins and is repurchasing $10 billion of its shares. At only $49.99, we think the stock is a bargain.

Shares of Mill Valley, California-based Redwood Trust fell 33.0% from $19.70 to $13.20, subtracting 28¢ from the value of each fund share. Redwood acquires jumbo home mortgages from banks, packages them into securitizations, and sells them to fixed-income investors. The stock declined this year, because Redwood completed only a handful of securitizations, as persistently low interest rates enticed banks to retain most of their 30-year fixed-rate jumbo mortgages by funding them with short-term deposits. Now that the Federal Reserve has raised interest rates for the first time in a decade, we expect banks to sell more of their jumbo mortgages to avoid the earnings compression that rising deposit costs would cause. With jumbo securitizations at only one-tenth of their volumes since the last time the Fed raised interest rates, we believe Redwood’s earnings could soar.

Cummins, the diesel engine manufacturer, cut 26¢ off the value of each fund share, as the stock dropped 13.8% from our average cost of $102.06 to $88.01. A prolonged downturn in commodity prices and weakness in Brazil and China reduced demand for the company’s engines in 2015, and its guidance for a revenue decline of up to 4% in 2016 disappointed investors. We were disappointed by the weak guidance as well, but we’re holding onto the stock, because we believe the company’s best-in-class technology for emissions control and fuel efficiency will allow it to grow quickly when its end markets recover.

Looking on the bright side, we had five stocks that each added 25¢ or more to the NAV. Our biggest winner was Altera, a manufacturer of field programmable gate arrays, a type of semiconductor that customers configure on their own for use in a wide variety of applications. Altera contributed 88¢ to each Parnassus Fund share, as its stock soared 46.2% from $36.94 to $54.00, where it was acquired by Intel, the giant semiconductor company. Interestingly, in July the stock was trading well below the $54 in cash that Intel had agreed to pay sometime over the next nine months, so we added to our position at an average cost of

Parnassus Fund as of December 31, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

$41.20 per share. While we don’t normally invest more than 5% of the portfolio in any one company, we increased our holding in Altera to 8%, because we felt the risk of the deal falling through was low. Intel had the cash and needed an acquisition like Altera to get the company growing again; we also expected regulators to approve the transaction, since the companies are not direct competitors. We were proven correct when the deal closed on December 28.

The shares of Alphabet (formerly Google) gained 46.6% from $530.66 to $778.01 during the year, adding 64¢ to the NAV. Nearly all the gain occurred in the second half of the year, after management announced a major restructuring. Going forward, Alphabet’s non-core business lines will have more freedom to operate, which should lead to better growth and strategic clarity. Under the previous structure, these divisions had to compete for capital and attention with Google, YouTube and Android (the mobile operating system), which are the company’s most strategic assets. Terrific financial results also helped Alphabet’s shares in 2015, with revenue growth expected to have accelerated to nearly 15% for the full year, as compared to 10% for 2014.

Altera wasn’t the only takeover stock in our portfolio this year. SanDisk makes NAND flash memory chips, a fast-growing type of semiconductor used in consumer electronics and data-storage equipment. The stock started the year trading around $98 a

Annual Report • 2015	PARNASSUS FUNDS

Top 10 Holdings

(percentage of net assets)

Intel Corp.	5.0%

Whole Foods Market Inc.	4.7%

Ciena Corp.	4.7%

SanDisk Corp.	4.5%

Applied Materials Inc.	4.5%

International Business Machines Corp.	4.3%

American Express Co.	4.1%

Air Lease Corp.	4.0%

Cummins Inc.	3.8%

Micron Technology Inc.	3.8%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2015 of $10,000 invested on December 31, 2005

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

share, then fell sharply to our average cost of $65.16 because of quality issues around some of its products, and reduced expectations for revenue and earnings. The stock started to climb higher on takeover speculation, then on October 21, disk-drive manufacturer, Western Digital, offered to acquire SanDisk for $86.50 a share. As of December 31, SanDisk was trading at $75.99 a share, so we have a nice profit in the stock, but as with Altera, there may be more upside if the $86.50 acquisition price is realized. We think the deal will go through, so we’re holding on. Based on our cost of $65.16 and the year-end price of $75.99, we have a gain of 16.6% in the stock, which translates into a gain of 30¢ for each fund share.

Ciena Corporation, the optical networking company, rose 6.6% from $19.41 to $20.69, contributing 30¢ to the NAV. Our return on Ciena was higher than the 6.6% annual gain would suggest, because we sold 600,000 shares at an average price of $24.49 during the second quarter, after the company reported earnings that exceeded expectations.

Intel helped our fund twice this year, as we profited from its acquisition of Altera, and we also enjoyed a nice gain on our investment in the company’s shares. Intel added 29¢ to the NAV, even though the stock decreased 5.07% during the year from $36.29 to $34.45. Just like SanDisk, there was no magic involved in our ability to profit from a declining stock; we just waited for a lower price. Then the stock slumped to our average cost of $30.97 after the company lowered its revenue outlook due to weaker demand for PCs and difficult macroeconomic conditions in Europe. The stock rebounded in the fourth quarter, as its PC business appears to be stabilizing, and its data-center business is growing at a double-digit rate.

Outlook and Strategy

(Note: This section applies to both the Parnassus Fund and the Parnassus Endeavor Fund.)

Right now, the stock market looks fully-valued, but not overvalued. The market has been weak in early January, and some analysts are predicting a bear market. However, being fully-valued or overvalued does not mean a bear market is on the way. There are lots of examples of the market moving much higher for months or even years from a fully-valued or overvalued position. Most of the time, there has to be some sort of catalyst to start a bear market. In 1990, it was Saddam Hussein’s invasion of Kuwait. In 2000, it was the bursting of the tech bubble. In 2008, it was the melt-down in the mortgage-securities market. Each time, the catalyst was different, and most people did not foresee what would happen.

For now, my best guess is that we’re not going into a bear market. The American economy looks very strong, with over 200,000 new jobs being created each month, no signs of inflation, persistently low interest rates and no signs of excess like we saw in 2000 and 2008. Unemployment is now down to 5%, which looks pretty good, compared to 10% in the aftermath of the 2008 crisis.

There are, however, signs that point in the opposite direction. Warren Buffett once said that if he were stranded on a desert island and could look at only one economic indicator, he would choose railroad traffic. By this measure, things don’t look

PARNASSUS FUNDS	Annual Report • 2015

very good. Rail volumes fell at an annual rate of 6% in the fourth quarter and dropped to a 9% decline in the month of December. While we agree with Warren Buffett most of the time, in this case, I don’t think reduced rail traffic points to a recession or bear market ahead. What reduced rail traffic means is that people are moving less stuff around – mostly things like oil, metals and other commodities. Commodity prices, especially oil, are much lower now and this shows less demand. The consumer economy, though, remains quite strong. Manufacturing activity has slowed down, but demand for services has picked up, and most of our economy is based on services – not mining, manufacturing or drilling for oil. From a consumer’s perspective, low oil prices are a good thing. Low oil prices also reduce the cost of manufacturing, which helps the overall economy. Of course, lower prices mean fewer jobs in the oil patch, less drilling and less economic activity indirectly related to oil and that is substantial. That appears to be the reason for lower rail traffic and less manufacturing activity. Overall though, lower oil prices should be good for America. As the labor market picks up, salaries and wages should increase, and people will be able to buy more goods and services, moving the economy higher. It looks like there’s a tug-of-war going on with the commodities and manufacturing sectors pulling one way, while the consumer and services sectors pull the other way.

As stock-pickers, though, we can’t control the economy, and we can’t invest based on economic forecasts. All we can do is find what we believe to be undervalued stocks with good prospects and invest in them. Any weakness in the economy should make some stocks go down, and this should present us with some nice opportunities.

Yours truly,

Jerome L. Dodson	Ian Sexsmith
Lead Portfolio Manager	Portfolio Manager

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2015, the net asset value (NAV) of the Parnassus Core Equity Fund - Investor Shares was $36.97. After taking dividends into account, the total return for the fourth quarter was 4.79%. This compares to increases of 7.04% for the S&P 500 Index (“S&P 500”) and 4.57% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”). For the year, the Fund generated a loss of 0.55%, which compares favorably to the 3.66% loss for the Lipper average, but falls short of the 1.39% gain for the S&P 500.

Below is a table that summarizes the performances of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2015

Parnassus Core Equity Fund Investor Shares	-0.55	15.12	12.68	9.89	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	-0.34	15.32	12.89	10.10	0.67	0.67

S&P 500 Index	1.39	15.12	12.55	7.30	NA	NA

Lipper Equity Income Fund Average	-3.66	10.55	9.25	6.29	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 9.70%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund- Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Year in Review

The Fund generated a modest loss of 0.55% for the year, and trailed the S&P 500 by 1.94%. During an especially volatile second half, the Fund performed relatively well. It experienced only 61% of the index’s third quarter loss, and captured almost 70% of the fourth quarter rebound. This resulted in a return 50 basis points (a basis point is 1/100th of one percent) better than the S&P 500. Unfortunately, this wasn’t enough to overcome our disappointing first half.

For the year, sector allocations were a net positive for the Fund’s relative performance. The largest beneficial impact came from our underweight position, relative to the index, in energy stocks, which were weak in 2015 due to the collapse in oil and natural gas prices. The only two significant negative allocation effects came from our underweight in consumer discretionary stocks (which did well last year) and our overweight in industrials (which performed poorly).

Stock selection is normally a strength for the Fund, but that wasn’t the case last year. Our relative performance suffered from large gains in two Internet stocks, Amazon.com and Facebook, which were in the index but not our portfolio. On a combined basis, our avoidance of these high-fliers represented a headwind of over 100 basis points for the Fund. Since both stocks trade at over 100x estimated 2015 earnings, they simply didn’t meet our valuation standards.

As for stocks that we did own, our biggest loser was National Oilwell Varco (NOV), a global supplier of equipment and technology that help companies drill wells safely and efficiently. The stock slumped 48.9% from $65.53 to $33.49, cutting 68¢ from each Fund share. For the first time since 1988, oil prices declined for a second consecutive year in 2015, dropping 30% from $53

PARNASSUS FUNDS	Annual Report • 2015

to $37 per barrel. As a result, oil producers cut their capital investment, which reduced the demand for NOV’s oil and gas drilling solutions. During this downturn, management is focused on managing costs and improving efficiencies, while continuing to develop new technologies. We think this strategy will strengthen NOV’s position in the marketplace as a trusted, efficient, low-risk supplier to its customers. When energy prices and oil services demand eventually recover, we expect NOV to be a major beneficiary.

Our second biggest loser was Pentair, a diversified industrial company with leading positions in pumps, filters, valves and thermal solutions. The company subtracted 36¢ from each Fund share, as its stock dropped 25.4% from $66.42 to $49.53. The combination of a prolonged downturn in commodity prices and weak global industrial activity hurt Pentair’s earnings during 2015. For the year, both sales and earnings are expected to be down more than 10%. Despite this challenging outlook, we are holding on to the shares, because we still like Pentair’s long-term fundamentals.

Shaw Communications, a cable company in Western Canada, cut 35¢ off the value of each Fund share, as its stock dropped 36.3% from $26.99 to $17.19. The stock fell as the company lost TV subscribers to its rival, Telus, and lower oil prices caused layoffs and less investment in Western Canada. In December, the stock dropped further after Shaw announced the acquisition of cell phone operator Wind Mobile, because the deal ended long-running speculation that another cable company might someday acquire Shaw.

Our biggest winner was Alphabet (formerly Google), which gained 44.2% from $526.40 to $758.88, adding 45¢ to the Fund’s NAV. Nearly all of the gain occurred in the second half of the year, after management announced a major restructuring. Going forward, Alphabet’s non-core business lines will have more freedom to operate, which should lead to better growth and strategic clarity. Under the previous structure, these divisions had to compete for capital and attention with Google, YouTube and Android (the mobile operating system), which are the company’s most strategic assets. Terrific financial results also helped Alphabet’s shares in 2015, with revenue expected to have accelerated to nearly 15% for the full year, as compared to 10% for 2014.

Mondelez, a leading snacks company with iconic brands such as Oreo, Cadbury and Trident, added 31¢ to each Fund share, as its stock rose 23.4% from $36.33 to $44.84. The stock climbed throughout the year, as the company consistently reported better than expected sales and earnings. Mondelez has generated solid revenue growth thanks to its strong brands and exposure to fast-growing food categories and geographies. The company also has done an excellent job reducing expenses by eliminating excess manufacturing facilities, cutting overhead and discontinuing unprofitable products. While operating margins have increased from 12% to 14% over the past two years, we believe there is still upside for the company’s profitability.

Allergan, an innovative pharmaceutical company best known for developing Botox, climbed 21.4% from $257.41 to $312.50, for a gain of 29¢ for each Fund share. The stock rose early in the year after the company announced robust earnings and provided an encouraging outlook related to its R&D pipeline. Allergan spiked later in the year, when management announced that it was selling the company’s generic drug unit to Teva for more than $40 billion. This deal made Allergan an even more attractive company, as it’s now focused exclusively on high margin and fast-growing branded drugs. Within just a few months of the Teva deal, Pfizer approached Allergan and agreed to acquire the

Parnassus Core Equity Fund as of December 31, 2015 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

Danaher Corp.	4.8%

Motorola Solutions Inc.	4.3%

Mondelez International Inc., Class A	4.0%

Procter & Gamble Co.	3.6%

Intel Corp.	3.6%

United Parcel Service Inc., Class B	3.1%

Alphabet Inc., Class C	3.1%

Xylem Inc.	3.0%

VF Corp.	3.0%

Gilead Sciences Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2015	PARNASSUS FUNDS

company for $160 billion. If approved by regulators, this would be the world’s largest-ever healthcare deal. We are eager to see how this latest chapter in Allergan’s story unfolds in 2016.

Outlook and Strategy

Stocks were basically flat last year on average, because many companies in the index had trouble growing earnings. This weakness was especially acute for energy companies, but it spilled over to other commodity producers, as well as industrial companies that support resource extraction. Businesses relying on exports to fuel growth also faced headwinds in 2015, as the strong dollar negatively impacted their competitive positions in overseas markets. The silver lining as we look forward to 2016 is that valuations are relatively attractive for companies that suffered last year from these cyclical issues. We certainly believe this to be the case for the aforementioned National Oilwell Varco and Pentair.

Value on December 31, 2015 of $10,000 invested on December 31, 2005

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Despite the slump in commodity and export markets, certain pockets of the economy are thriving. Internet companies are reshaping how people interact with each other and with businesses that want them as customers. And unlike their late 1990s predecessors, today’s Internet leaders are taking in staggering amounts of revenue, and some are even turning attractive profits. Healthcare and consumer discretionary companies also posted strong results in 2015, as they were the two fastest growing sectors in the S&P 500, as measured by earnings per share. Our hope, as we look forward to 2016, is that these strong parts of the economy give a boost to the weak ones.

In the fourth quarter, we initiated a position in VF Corp., an apparel and footwear company better known by its top brands: The North Face, Timberland, Vans and Wrangler. We have long admired this company for its growth potential, commitment to corporate responsibility and excellent management team. We finally got a chance to buy the stock in December, after a disappointing earnings announcement caused a 14% drop in the shares from the pre-report price of $73 to our average cost of $63. We hope to own VF Corp. for many years, as we expect its brands to continue to gain market share domestically and abroad.

VF Corp. was the fifth new stock added to the Fund in 2015, joining Danaher, Deere, Intel and PayPal. We chose to divest six stocks: Accenture, Energen, Expeditors International, Teleflex, Spectra Energy and Qualcomm. We also trimmed (but didn’t exit) a number of positions, most notably our drug-related stocks, and added to certain long-term holdings due to improved valuations.

These changes to the portfolio had a meaningful impact on our sector weights. Unlike a year ago, the Fund is now underweight the healthcare sector. We have a less pronounced underweight position in consumer discretionary stocks, due to the addition of VF Corp. We still have very little exposure to financials, as the stocks in that sector don’t appear to offer attractive enough risk-reward profiles to justify our investment. Our largest overweights are in the industrials and consumer staples sectors, where we own stocks with excellent long-term prospects and attractive valuations.

If 2015 proves to be just a pause in the bull market that began in 2009, our goal is to modestly outpace the index going forward. If last year’s second half volatility was a precursor to a 2016 market correction, we’d expect our portfolio to hold up relatively well, given its quality bias. Minimizing losses in downturns and keeping pace with the index during bull markets is our recipe for attractive long-term investment results.

Thank you for your trust and investment with us,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2015, the NAV of the Parnassus Endeavor Fund – Investor Shares was $28.07, so after taking dividends into account, the total return for the year was 3.25%. This compares to a return of 1.39% for the S&P 500 Index (“S&P 500”) and a loss of 2.14% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). In a difficult year for the stock market, the Parnassus Endeavor Fund performed very well, beating the S&P 500 by almost two percentage points and beating the Lipper average by well over five percentage points.

Below is a table comparing the Parnassus Endeavor Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You can see that the Fund has outperformed both benchmarks for all time periods. Most striking is the fact that the Parnassus Endeavor Fund – Investor Shares has beaten the S&P 500 by more than four percentage points per year over the past ten years, averaging 11.61% per year compared to 7.30% for the S&P 500. This performance has made the

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2015

Parnassus Endeavor Fund Investor Shares	3.25	17.08	14.01	11.61	1.02	0.95

Parnassus Endeavor Fund Institutional Shares	3.38	17.12	14.04	11.62	0.87	0.83

S&P 500 Index	1.39	15.12	12.55	7.30	NA	NA

Lipper Multi-Cap Core Average	-2.14	12.86	10.14	6.19	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was -0.22%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund-Investor Shares and to 0.83% of net assets for the Parnassus Endeavor Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

Parnassus Endeavor Fund – Investor Shares the best-performing of all 372 multi-cap core funds followed by Lipper over the past ten years.*

On page 14, you will also find a graph that shows the growth of a hypothetical $10,000 investment in the Fund made ten years ago, compared to the growth of a $10,000 investment in the S&P 500 or the Lipper average. As you can see, you would have almost 50% more money at the end of the ten years with the Parnassus Endeavor Fund than with the S&P 500 or the Lipper average.

Company Analysis

Four companies each contributed 20¢ or more to the NAV, and there were also four companies that each cut 20¢ or more off the value of each share of the Parnassus Endeavor Fund. Fortunately, the winners added more than the losers subtracted from the NAV.

The stock that hurt us the most was Whole Foods, the world’s largest retailer of organic and natural foods, as its stock sank 33.6% during the year from $50.42 to $33.50 for a loss of 47¢ for each fund share. The stock fell throughout the year, because revenue growth repeatedly missed expectations. The company also announced it will launch a new chain of lower-priced stores called 365, which investors believe will compete directly with existing Whole Foods outlets, thus cannibalizing sales. There is no doubt that 365 will take some sales from the Whole Foods brand, but our view is that 365 will appeal to enough

* For the one-, three- and five-year periods, the Fund was #35 of 737 funds, #26 of 656 funds and #10 of 576 funds, respectively.

Annual Report • 2015	PARNASSUS FUNDS

new customers, so that taken together, the two brands will accelerate growth for the company as a whole. The stock is now on the bargain table, and we think it will climb higher in 2016.

Qualcomm, a major designer and producer of smartphone chips, sliced 44¢ off the value of each fund share, as its stock crashed 32.8%, dropping from $74.33 to $49.99. The company’s licensing division had difficulty collecting royalties in China, while regulators in South Korea and Taiwan announced they were investigating Qualcomm’s licensing practices. Meanwhile, the company’s chipset division lost market share to lower-cost competitors and is being investigated by the European Union. Not everything is bleak, though. There has been positive feedback on the latest product, the Snapdragon 820, and the signing of a number of new licensing agreements in China. The company has also taken steps to improve margins and is repurchasing $10 billion of its shares. At only $49.99, we think the stock is a bargain.

Cummins, the diesel-engine manufacturer, cut 35¢ off the NAV, as its stock sank 18.9% from our average cost of $108.51, when we bought it during the fourth quarter to $88.01, by year-end. Weakness in the company’s major overseas markets of Brazil and China hurt the stock, and Cummins reported that it is going through a cyclical downturn, warning that revenue could fall as much as 4% in 2016. At just over $100 a share, we thought the stock had hit bottom, but it fell even further. We’re still holding on, because the company’s low debt level and strong cash flow should help it through this difficult period, until demand for the company’s products increases.

International Business Machines (IBM) saw its stock fall 14.2% from $160.44 to $137.62, cutting 20¢ off the value of each fund share. The stock rose in early 2015, after the company announced better-than-expected earnings, driven primarily by stronger margins in the systems and technology segment. Over the summer, though, the stock started falling, as IBM missed sales forecasts due to sluggish demand for its legacy software and computers. Sales were also affected in overseas markets by the strong dollar, and investor sentiment turned negative as revenue growth failed to pick up. We’ve been disappointed in IBM, but we believe the company’s investments in high-growth technology products and services will eventually boost sales. In the meantime, the stock is paying a 4.0% dividend and is trading at a bargain price, so we’re holding on.

Although these four losers really hurt our performance for the year, their negative effect was outweighed by some star performers. Most notable was Altera, which contributed an extraordinary 73¢ to the NAV, as its stock soared 46.2% from $36.94 at the beginning of the year to $54, when the company was sold to Intel on December 28. Altera makes a type of semiconductor known as a field-programmable gate-array (FPGA), and Intel bought the company to fill in its semiconductor product line and improve its growth prospects. What was interesting about this investment was that the stock was trading well below the $54 cash price that Intel agreed to pay, even after the public announcement of the transaction. We added more shares at an average cost of around $50, bringing our position in Altera to over 10% of the portfolio.

Parnassus Endeavor Fund as of December 31, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Holdings

(percentage of net assets)

Applied Materials Inc.	5.6%

SanDisk Corp.	5.5%

Whole Foods Market Inc.	5.1%

Ciena Corp.	4.8%

American Express Co.	4.8%

International Business Machines Corp.	4.8%

Intel Corp.	4.7%

Deere & Co.	4.4%

Cummins Inc.	4.3%

Autodesk Inc.	4.1%

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Annual Report • 2015

Normally, we never have more than 5% of our assets in any one issuer, but this seemed a special case and the risk was very low. Intel had the cash, and they were motivated to complete the transaction to get the company growing again. It was also likely that anti-trust regulators would approve the deal even though both companies made semiconductors, because Intel did not compete directly in the FPGA market. It was a rare opportunity, and we decided to take a calculated risk. I don’t think we’ve ever had more than 10% of the Fund’s assets in any one company before, so this was a rare exception. There was some risk, but the risk was relatively minor, and there was an inexplicable gap between the market price and the purchase price. We saw an opportunity, we took our chances and shareholders are richer for it.

Altera wasn’t the only takeover stock in our portfolio this year. SanDisk makes NAND flash

Value on December 31, 2015 of $10,000 invested on December 31, 2005

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

memory chips, a fast-growing type of semiconductor used in consumer electronics and data-storage equipment. The stock started the year trading around $98 a share, then fell sharply because of quality issues around some of its products, and reduced expectations for revenue and earnings. When the stock dropped into the 50’s, we acquired a position of around a million shares at an average cost of $57.93, which at the time amounted to about 4% of our portfolio. The stock started to climb higher on takeover speculation, then on October 21, disk-drive manufacturer, Western Digital, offered to acquire SanDisk for $86.50 a share. As of December 31, SanDisk was trading at $75.99 a share, so we have a nice profit in the stock, but as with Altera, there may be more upside if the $86.50 acquisition price is realized. We think the deal will go through, so we’re holding on. Based on our cost of $57.93 and the year-end price of $75.99, we have a gain of 31.2% in the stock, which translates into a gain of 49¢ for each fund share.

All of you probably know what Google is, but most of you have probably never heard of Alphabet, which is now the parent holding company of Google, so now our shares of Google have been converted into shares of Alphabet. During the year, shares of Alphabet gained 46.6% from $530.66 to $778.01 by year-end, thereby adding 41¢ to the NAV. Nearly all of the gain occurred in the last half of the year, after management announced a major restructuring. Alphabet’s non-core business lines will now have more freedom to operate, which should lead to more growth and strategic clarity. Under the previous structure, these divisions had to compete for capital and management attention with the core businesses of Google, YouTube and Android (the mobile-phone operating system), which are the company’s strategic assets. Terrific financial results also helped the stock in 2015, with revenue growing at a rate of about 15%, compared with 10% in 2014.

Autodesk, the leading software-provider for architects, engineers and designers, added 28¢ to the value of each fund share, even though the stock only increased 1.4% during the year, going from $60.06 to $60.93. There was no magic involved. We initiated our position in the middle of the year, when investor sentiment turned negative, causing shares to slump, because revenue growth decelerated due to weak demand in emerging markets and foreign-exchange headwinds. However, the stock rose sharply after activist-investor Sachem Head and Eminence Capital announced big positions in Autodesk. By this time, though, we had already accumulated a position in Autodesk at $49.60 a share. After that, the company delivered better-than-expected third quarter sales and earnings results. The combination of the two events pushed up the price of the stock to $60.93 by the end of the year, and that’s how the Parnassus Endeavor Fund added 28¢ to the NAV. We expect the stock to move even higher with increased sales of its subscription/cloud-based offerings used by manufacturing and construction firms.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2015, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $25.56, so after taking dividends into account, the total return for 2015 was a loss of 0.87%. This compares to a loss of 2.44% for the Russell Midcap Index (“Russell”) and a loss of 4.35% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (“Lipper average”). For the quarter, the Fund was up 5.04%, ahead of the Russell’s 3.62% return and the Lipper average’s 2.40% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. On page 17 is a graph showing the growth of a hypothetical $10,000 investment in the Fund made ten years ago, compared to the growth of a $10,000 investment in the Russell or the Lipper average.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2015

Parnassus Mid Cap Fund Investor Shares	-0.87	12.25	11.63	8.84	1.09	0.99

Parnassus Mid Cap Fund Institutional Shares	-0.65	12.33	11.68	8.87	0.94	0.85

Russell Midcap Index	-2.44	14.18	11.44	8.00	NA	NA

Lipper Mid-Cap Core Average	-4.35	11.55	9.01	6.58	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was -1.30%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2017, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

The Fund performed relatively well this year, as its 0.87% loss was far less than the Russell’s 2.44% decline and the Lipper average’s 4.35% drop. It’s never fun to lose money, but we’re pleased that our strategy outperformed its benchmarks by such wide margins.

As usual, our stock selection was the main driver of the Fund’s performance relative to the index. That said, the Fund also benefitted from having minimal exposure to the worst-performing sector in the benchmark: energy. Our overweight position in the industrials sector hurt performance the most, because this sector dropped over twice as much as the Russell during the year.

The Fund had three stocks that reduced the NAV by 20¢ or more during 2015. Our worst performer was Pentair, a diversified industrial company that manufactures and sells pumps, filters, valves and thermal solutions. The stock subtracted 25¢ from each fund share, as it dropped 25.4% from $66.42 to $49.53. The shares initially fell after the company reduced its earnings outlook, due to weakness in its global industrial and energy end-markets. The shares got a boost during the second quarter, after activist investor, Trian Partners, bought a 7.2% stake in the company. The market’s enthusiasm was short-lived, though, as the stock declined after the company lowered earnings expectations once again in the third quarter. We’re hanging onto our shares, because this quality business is now on sale, and earnings should rebound once the industrial and energy end-markets recover and restructuring initiatives take effect.

Iron Mountain, the leader in document storage services, fell 30.1% from $38.66 to $27.01, cutting

PARNASSUS FUNDS	Annual Report • 2015

24¢ from the NAV. The stock had a rocky start to the year, after the company reduced its earnings guidance, due to negative effects from foreign exchange. The weakness continued in the second quarter, after management agreed to buy rival storage company Recall Holdings, which raised Iron Mountain’s debt level and jeopardized its generous dividend payout. Despite investor concerns, we remain confident in the company’s competitive position, which should support stable cash flow and dividends ahead.

Shaw Communications, a Western Canadian cable company, plummeted 36.3% from $26.99 to $17.19, cutting 20¢ from the Fund’s NAV. The stock fell early in the year, as the company lost TV subscribers to its rival, Telus. The shares reached a new low in December, after Shaw announced the acquisition of cell phone operator Wind Mobile, because the deal ended long-running speculation that Shaw would be acquired by another cable company. We’re holding onto our relatively small position for now, because the company has good assets, a high dividend yield and an attractive valuation.

Three stocks in the Fund’s portfolio added more than 17¢ to the NAV. The Fund’s biggest winner was SEI Investments, the financial technology solutions provider and asset manager. The stock jumped 30.9% during the year from $40.04 to $52.40, adding 23¢ to the NAV. The shares moved higher throughout the year as management delivered strong results across each of its business segments. Investors mostly focused on the company’s Private Banking and Trust unit, where sales and margins are finally improving, after years of heavy technology investment. We still like the company’s prospects, because we think there is a long runway for sales growth and margin improvement.

Insperity, a provider of human resource services to small- and mid-sized businesses, surged 42.1% from $33.89 to $48.15, for a gain of 21¢ per fund share. In early 2015, the stock rose after activist investor Starboard Value took a large stake in the company and pressured management to reduce operating costs, repurchase stock and explore the sale of the company. Following a mid-year lull due to lackluster operating results, the stock jumped in December after the company announced a $125 million Dutch auction to repurchase common stock. With Starboards’ help, we believe management’s focus on reducing costs and increasing share repurchases should drive earnings higher, so we’re holding onto the stock.

Cameron International, a leading supplier of drilling and safety equipment used by energy firms, surged 26.5% from $49.95 to $63.20 for a gain of 18¢ per fund share. The stock rose early in the year after the company reported better than expected earnings results, driven by stronger margins in its Subsea segment and lower expenses. The big event for the stock occurred in August after the company agreed to a cash and stock offer valued at more than $66 per share from Schlumberger, the world’s largest oil services firm. We began selling our position after the deal was announced, since we did not expect a higher offer to emerge.

Outlook and Strategy

This year’s 2% drop in the Russell was not a major correction, and many stocks are still expensive. After taking dividends into account, the Russell is up over 300% since the trough of 2009, which represents an annualized return of 23%. At year-end, the Russell traded at 18.6 times forward earnings estimates, above the ten year average of 17.7 times.

Parnassus Mid Cap Fund as of December 31, 2015 (percentage of net assets)

Top 10 Holdings

(percentage of net assets)

First Horizon National Corp.	3.8%

Cardinal Health Inc.	3.5%

Xylem Inc.	3.4%

Applied Materials Inc.	3.4%

SEI Investments Co.	3.4%

Patterson Companies Inc.	3.2%

DENTSPLY International Inc.	3.2%

Pentair plc	3.2%

Sysco Corp.	3.1%

Fiserv Inc.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2015	PARNASSUS FUNDS

In 2015, certain sectors went down much more than the Russell. For example, the energy, industrial and consumer discretionary sectors went down 34%, 6% and 4%, respectively. Given these price drops, we spent extra time looking for quality bargains in these areas.

In the energy sector, we initiated a modest position in National Oilwell Varco, a leading provider of equipment and components to the energy industry. The stock dropped almost 50% in 2015 when their customers slashed spending on its equipment and services as the price of oil fell to a ten-year low. We expect that the oil and gas market will remain relevant over our investment horizon, and National Oilwell has the best collection of products and services to help companies drill wells safely and efficiently. Also, given its financial position, the company is in an enviable position not only to survive the current energy downturn, but also to emerge as an even

Value on December 31, 2015 of $10,000 invested on December 31, 2005

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

stronger player. If energy prices move up over the next few years, we should do very well in this investment. If they don’t, we’ll be happy to collect the company’s nearly 5% dividend yield.

In the industrial sector, we initiated a core position in Deere & Co. Best known for its bright green and yellow tractors, Deere is one of the world’s leading farm equipment manufacturers. Deere’s business suffered over the past few years, as crop prices fell and farmers delayed purchases of new equipment. Our research process convinced us that Deere is a high-quality, resilient business, and is poised to benefit as global demand for food – and as a result farm equipment – rises.

We also found compelling opportunities in the consumer sector. The first is VF Corporation, a leading apparel and footwear company. The stock dropped almost 20% in 2015, given sluggish consumer spending and currency headwinds, which allowed us to buy this high-quality business at an attractive price. We’re aware that we could be nearing the end of the recent economic expansion cycle, but we‘re impressed with the company’s fantastic collection of brands, like The North Face, Vans, Timberland and Wrangler, which command pricing power and contribute to consistently high returns on invested capital. We also like VF Corp’s scale advantages, resulting from its product breadth and well-managed global supply chain and manufacturing capabilities.

Another new consumer-oriented investment is eBay. Best known for its online auction marketplace, the company spun off its payments segment, PayPal, over the summer. We bought the stock back in October, when the shares dropped due to a series of short-term issues including a cyberattack and search-engine optimization problem. We especially like the company’s exposure to the fast growing e-commerce marketplace, its sustainable competitive advantages due to eBay’s network effect, highly profitable business model and cheap valuation.

As always, we remain committed to investing in responsible, well-priced businesses with increasing relevance, sustainable competitive advantages and properly incentivized managers.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS ASIA FUND

Ticker: Investor Shares - PAFSX

Ticker: Institutional Shares - PFPSX

As of December 31, 2015, the NAV of the Parnassus Asia Fund – Investor Shares was $14.74, so the total return for the year was a loss of 11.84%. This compares to a loss of 1.68% for the MSCI AC Asia Pacific Index (“MSCI Index”) and a loss of 3.12% for the Lipper Asia Pacific Region Average, which represents the average return of the Asia Pacific Region funds followed by Lipper (“Lipper average”). The primary reasons for our underperformance were our underweighting in Japan and weakness in our emerging market investments.

Parnassus Asia Fund
Average Annual Total Returns (%)	One Year	Since Inception on 4/30/13	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2015

Parnassus Asia Fund Investor Shares	-11.84	-0.26	3.53	1.25

Parnassus Asia Fund Institutional Shares	-11.60	NA	3.48	1.22

MSCI AC Asia Pacific Index	-1.68	-0.03	NA	NA

Lipper Asia Pacific Region Average	-3.12	-1.50	NA	NA

The average annual total return for the Parnassus Asia Fund-Institutional Shares from commencement (April 30, 2015) was -17.48%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Asia Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The MSCI AC Asia Pacific Index is an unmanaged index of Asian stock markets, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The Fund invests primarily in non-U.S. securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.25% of net assets for the Parnassus Asia Fund-Investor Shares and to 1.22% of net assets for the Parnassus Asia Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

2015 was a terrible year for the Parnassus Asia Fund. We lagged behind both of our benchmarks by a wide margin, trailing the MSCI Index by over ten percentage points and the Lipper average by almost nine percentage points. We are making a comeback, though. In the fourth quarter, the Fund turned around and grew 7.04%, beating both of its benchmarks for that period. We now stand slightly behind the MSCI Index for the period since inception, and remain ahead of the Lipper average since the Fund’s launch on April 30, 2013.

Company Analysis

The Asia Fund’s weak performance was attributable to our investments in emerging market stocks, which declined dramatically as China’s economy slowed. Five companies each knocked 14¢ or more from the NAV, due to related macroeconomic pressures as well as company-specific factors.

The Fund’s worst performer this year was OSIM International, a Singapore-based retailer of healthy lifestyle products. OSIM sliced 30¢ off the NAV, as its stock plummeted 49% from $1.49 to $0.76. The company makes and markets a range of consumer and household products including massage chairs, fitness and diagnostic equipment, nutrition products and supplements, and luxury tea products. Weak demand in China and fluctuating exchange rates across Asia weighed on consumer sentiment, cutting into company sales and margins. In response, OSIM announced it would restructure itself in 2016, closing unprofitable stores in Australia and reallocating resources to the company’s core markets in Singapore, Malaysia, Taiwan and China. Despite the sell-off, we held on to our position given the company’s strong cash generation, nearly 6% dividend yield, owner-operator management and inexpensive valuation.

Hermes Microvision, a Taiwan-based maker of semiconductor-manufacturing equipment, reduced the value of each fund share by 17¢, as its stock

Annual Report • 2015	PARNASSUS FUNDS

price dropped 28% from $49.89 to $35.83. The company develops and markets electron beam (E-beam) inspection tools for semiconductor-manufacturers for use in testing for defects in silicon wafers. Hermes’s stock price collapsed after management sharply lowered its sales guidance for the year. The company saw customers delaying orders for equipment due to weak demand for personal computers and Android smartphones – and the chips used to build them. Hermes’s E-beam technology remains the best in the industry and continues to gain market share from older optical inspection methods. We previously trimmed our position, but reversed course and added to our stake following the share price correction, which we believe was overdone.

Novatek Microelectronics cut the value of each fund share by 16¢, as its stock plunged 40% from $5.57 to $3.34. Based in Hsinchu, Taiwan’s version of Silicon Valley, Novatek is the world’s largest supplier of display-driver integrated circuits and Taiwan’s second-largest fabless semiconductor company. The company supplies chips that power such devices as television displays, notebook monitors, smartphones and set-top boxes. The company disclosed that sales would decline and margins would fall due to poor demand and a key customer’s inventory adjustment. Evidence that new competitors were entering the market and investor concerns that Samsung, the world’s largest manufacturer of TVs, would adopt in-house chips also sent the stock into a tailspin. With Novatek’s competitive position called into question, we sold our stake at a loss.

Qualcomm, a major designer and producer of smartphone chips, sliced 16¢ off the value of each fund share, as its stock crashed 32.7%, dropping from $74.33 to $49.99. The company’s licensing division had difficulty collecting royalties in China, while regulators in South Korea and Taiwan announced they were investigating Qualcomm’s licensing practices. Meanwhile, the company’s chipset division lost market share to lower-cost competitors and is being investigated by the European Union. Not everything is bleak, though. There has been positive feedback on the latest product, the Snapdragon 820, and the signing of a number of new licensing agreements in China. The company has also taken steps to improve margins and is repurchasing $10 billion of its shares. At only $49.99, we think the stock is a bargain.

Bank Danamon fell 33% from 36¢ to 24¢, reducing the value of each fund share by 15¢. Danamon is Indonesia’s sixth largest bank by assets and one of the country’s largest credit card issuers. Negative loan growth in the mass-market segment translated into shrinking net interest margins, while persistently high non-performing loans increased credit costs. The bank, especially its heavy equipment financing, was also affected by the commodity down-cycle. Although Indonesia remains an attractive long-term market, we do not foresee an immediate recovery in commodity prices, so we exited our position in Danamon.

Parnassus Asia Fund as of December 31, 2015 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

While all of the Fund’s losers besides Qualcomm were emerging market stocks, the Fund’s two biggest winners were from Japan. Overall, three companies each added 7¢ or more to the Fund’s NAV.

KDDI Corporation, the second largest telecommunications company in Japan, saw its stock price rise 24% from $20.94 to $25.97, boosting the value of each fund share by 14¢. Over the year, the company began selling a greater diversity of handsets to customers and rolled out new pricing plans to suit both younger subscribers and senior citizens. These innovations, along with prior investments in its high-speed LTE network, won over customers who are willing to pay hefty monthly fees for large volumes of data. For iPhone users in particular, KDDI boasts faster download speeds than its competitors, a key reason the company continues to gain share.

Japanese Internet company Kakaku.com, one of the Fund’s new positions in 2015, climbed 22% from $16.14 to $19.67, adding 9¢ to the Fund’s NAV. Kakaku is the country’s largest online repository of consumer product information and prices, allowing users to comparison-shop a wide range of goods and services before they buy. Kakaku also owns a site called

PARNASSUS FUNDS	Annual Report • 2015

Tabelog, which aggregates diner reviews and restaurant recommendations. The company saw double digit increases in traffic last year, as consumer purchases continue to shift online. It also revised its cost-per-click upwards in February, boosting the company’s profits in the face of higher demand for its services.

PT Asuransi, an Indonesian insurance company, contributed 7¢ to the NAV, as the stock soared 46% from 235 Indonesian rupiah ($0.019) to 380 rupiah ($0.028). The company sells policies that insure cars, property, cargo, health and human life against sudden misfortunes such as accidents, fire, damage, disability and death. Although operating results were weak, the stock climbed higher when the company said it would merge with Panin Insurance, the general insurance arm of its parent company. The merger makes it easier for both entities to maintain profitability through economic cycles, and investors cheered the combination.

Outlook and Strategy

2015 was a turbulent year for the Asian financial markets and a disappointing one for the Parnassus Asia Fund. The MSCI Asia Pacific Index fluctuated wildly, going from a bull to a bear market within the first nine months of the year. In October, Asian markets collectively rallied 13%, then sank 7% again before ending the year down 1.68%. Against this backdrop of severe volatility, the Parnassus Asia Fund did not fare well. We rose less when the market climbed higher, and fell harder when the market crashed in the summer, ending the year with losses of over 11%. A myriad of factors contributed to this poor performance.

The most important factor was the Fund’s large underweighting in Japan. At the end of the year, Japan had grown to 43% of the MSCI Asia Pacific Index, but only 17% of the Parnassus Asia Fund. That worked against us all year. Indeed, Japan was the best-performing of all Asian markets by a wide margin in 2015, rising 9.9% in dollar terms, and was the only market in Asia with positive returns. That’s right. Every single one of the 12 stock markets in Asia other than Japan’s ended the year in negative territory. An underweight in Japan meant an overweight in other countries that lost value.

What’s happening in Japan and why are we underweight there? Japan’s economy is fragile but supported by a massive stimulus program dubbed Abenomics and a weak yen, which benefits the country’s exporters. Wages, retail sales and business investment are stagnant, while the threats of deflation and an aging, shrinking population loom large. Meanwhile, Japan’s high debt level is likely to constrain policy options, despite the government’s commitment to maintain stimulus until inflation hits 2%, an unrealistic goal. Though we continually look for investment opportunities in Japan – we added three Japanese stocks this year including price comparison site Kakaku.com – we do not necessarily believe Japan should comprise half of a portfolio focused on Asian stocks.

Compared to Japan, Chinese companies are generally poised to offer higher returns in the future, despite violent fluctuations in the short-term. China’s overall GDP growth is slowing, but its service sector, which makes up almost half of the economy, is growing at double-digit rates. Chinese consumers have high savings rates and strong balance sheets and are seeing their wages and salaries rise rapidly. This translates to a higher propensity to consume electronics, entertainment, food, beverages, snacks, and online goods and services – all areas where

Parnassus Asia Fund as of December 31, 2015 (percentage of net assets)

Parnassus considers companies that do a substantial amount of business in Asia to be Asian Companies.

Top 10 Holdings

(percentage of net assets)

Alibaba Group Holding Ltd. (ADR)	4.7%

Samsung Electronics Co., Ltd.	4.4%

Applied Materials Inc.	4.4%

SITC International Holdings Co., Ltd.	4.3%

Hermes Microvision Inc.	4.2%

Micron Technology Inc.	4.1%

Rakuten Inc.	4.0%

OMRON Corp.	3.9%

Sun Art Retail Group Ltd.	3.7%

PT Bank Rakyat Indonesia (Persero)	3.6%

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2015	PARNASSUS FUNDS

the Parnassus Asia Fund is invested. The trend toward a more consumption-driven economy is strongly supported by the Chinese central government, so it is likely to continue.

2015 was the year when China’s slowing industrial economy hit home for many investors. Government policy had fueled an enormous and unsustainable domestic stock market bubble, and that bubble burst. Subsequent attempts by the Chinese government to manage the sell-off backfired and further exposed vulnerabilities in the country’s governance structure. The panic seen in the onshore Chinese stock market spread to the offshore Chinese market, with stocks in Hong Kong falling nearly 25% from their April peak. Ultimately, the China crisis engulfed the rest of non-Japan Asia and hammered many of our emerging market holdings.

Value on December 31, 2015 of $10,000 invested on April 30, 2013

The chart shows the growth in value of a hypothetical $10,000 investment since inception (April 30, 2013) and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Looking out from the beginning of 2016, markets remain fearful and jittery, signaling that more volatility is likely in store. Valuations in China and the emerging markets are now at inexpensive levels and should rebound strongly in the coming years. Although we can’t predict exactly when that will happen, the Fund’s 7% gain in the fourth quarter hints that rebounds often occur immediately after crises, and when one least expects them. Given the abundance of opportunities in the marketplace today, we will work even harder to invest prudently for the long road ahead.

Yours truly,

Jerome L. Dodson	Billy J. Hwan
Lead Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2015, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.44, producing a gain for the year of 0.70% (including dividends). This compares to a gain of 0.55% for the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 0.93% for the Lipper A-Rated Bond Fund Average, which represents the average return of the A-rated bond funds followed by Lipper (“Lipper average”).

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended December 31, 2015

Parnassus Fixed Income Fund Investor Shares	0.70	0.78	2.30	4.16	0.78	0.68

Parnassus Fixed Income Fund Institutional Shares	0.82	0.82	2.33	4.17	0.65	0.58

Barclays U.S. Aggregate Bond Index	0.55	1.44	3.25	4.51	NA	NA

Lipper A-Rated Bond Fund Average	-0.93	1.35	3.90	4.40	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was -0.35%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2016, and may be continued indefinitely by the Adviser on a year-to-year basis.

To the left is a table comparing the performance of the Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 1.97%, and the unsubsidized SEC yield was 1.83%. The 30-day SEC yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The unsubsidized 30-day SEC yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield.

Year in Review

The 10-year Treasury bond recorded a small move from the beginning to the end of 2015 (from 2.17% to 2.27%), obscuring what was a volatile period in the bond market. A collapse in oil prices, a slowdown in the Chinese economy, strong domestic consumer spending and the first Federal Funds hike in nearly a decade all caused the 10-year Treasury to whipsaw between a high of 2.49% and low of 1.64%.

The Parnassus Fixed Income Fund outperformed the Barclays Aggregate Index for the year, gaining 0.70% versus 0.55%, and dramatically outperformed its Lipper Average, which recorded a loss of 0.93%. The Fund’s corporate bond portfolio drove the Fund’s returns, generating 1.29% of outperformance, with a gain of 0.61% versus a loss of 0.68% for the Index.

Bonds issued by HanesBrands were the top-performers in this category in 2015, adding over 1¢ to the NAV. The undergarment company’s bonds benefitted from management’s excellent operational performance during the integration of two acquisitions: DB Apparel and Knights Apparel. Also adding 1¢ to the NAV were bonds issued by Agilent Technologies. The company refocused into a life sciences diagnostics company at the end of 2014 through the spin-off of its more cyclical electronic measurement business. The bonds were trading at a substantial discount early in the year, as the spin-off created investor uncertainty, but recovered as the company affirmed its leading position in the industry.

The worst performers both within the corporate bond portfolio, and the Fund overall, were bonds issued by Motorola Solutions. The company, which specializes in public safety communications, increased financial leverage to return a substantial amount of cash to shareholders. Bond investors were concerned about this higher degree of leverage, so the bonds traded off and reduced the NAV by 2¢.

Finally, the Fund’s convertible bond portfolio was a bright spot in 2015. Bonds issued by Exelixis, a biotechnology company, continued to be the top performers, adding over 3¢ to the NAV for the year.

The company had successful phase III trials for Cabozantinib in renal cancer and Cobimetinib in melanoma and made substantial progress on the commercialization of both drugs. The Fund’s investment in convertible bonds issued by Intel also added over 1¢ to the NAV. Intel’s bonds became a bargain in mid-2015 as investors became concerned about the company’s desktop computer and mobile segment sales. The bonds recovered later in the year, as strong growth from the company’s data center business helped offset weakness in the other two segments.

Outlook and Strategy

As we enter 2016, the U.S. economy has effectively split into two parts: a high-growth portion dominated by health care, technology and the consumer, and a low-growth portion consisting of materials, manufacturing and industrial companies. I view the high-growth segment as the “new” economy and expect it to continue to experience above-average growth rates for years to come. As a result, I have focused the corporate bond portfolio around these themes by investing in bonds issued by firms like Perrigo Company, a manufacturer of store-

brand over-the-counter drugs; FedEx Corp, a major beneficiary of Internet based shopping; and Starbucks. My preference for companies with increasing relevance to the future economy, low-to-moderate credit risks and attractive valuations has served the corporate bond portfolio well over the past year. I believe it will continue to do so in the year ahead.

Because the economy is taking two paths, there are many different opinions about how interest rates will behave going forward. I believe the economy is well-positioned for another year of moderate growth in 2016, as wage growth continues to improve and unemployment remains low. The Federal Reserve has also communicated its intention to raise rates by 1% during the year, well above the market’s expectations. It’s likely to be another volatile year, so the Fund continues to be positioned conservatively and focused on high-quality securities.

Parnassus Fixed Income Fund as of December 31, 2015 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2015 of $10,000 invested on December 31, 2005

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

PARNASSUS FUNDS	Annual Report • 2015

Thank you for your investment in the Parnassus Fixed Income Fund.

Yours truly,

Samantha D. Palm

Portfolio Manager

Annual Report • 2015	PARNASSUS FUNDS

Responsible Investing Notes

By: Milton Moskowitz

As the year 2015 drifted to a close in December, a film called The Big Short rolled into theaters across the country. Adapted from Michael Lewis’s book of the same title, it should take its place as one of the best movies ever made about Wall Street, specifically the little known but highly influential bond market (it’s much bigger than the stock market). The movie shows, in colorful language, how a small band of traders made a killing by figuring out that bonds backed by home mortgages were toxic instruments, because they were loaded with risky, mispriced mortgages that were bound to fail. Fail they did, hence the 2008 crisis that led to a massive bailout by the Federal Reserve, decimation of Fannie Mae and Freddie Mac and various mergers. Two large investment banks – Bear Stearns and Lehman Brothers – died.

The Big Short works so well because it avoids cheap moralizing. It is, in fact, educational, describing in laymen’s terms how such instruments as credit default swaps and collateral debt obligations work. The other redeeming feature is a sense of humor. This is a film full of nervous energy, directed by a Saturday Night Live veteran, Adam McKay. He knows you have to entertain an audience. When I saw the film in a Northern California theater, the audience laughed a lot and clapped vigorously when the credits began to run.

Wall Street is trashed in The Big Short but one of its denizens, Paul Tudor Jones, has now come forward with a plan to rank companies based on how they treat employees and society. He calls it a “moral index.” Jones, a hedge fund operator and the founder of the Robin Hood Foundation, has formed a new company, Just Capital, which will release a list of 1,000 companies and their social responsibility rankings next year. He said that this index “could not only impact investors, it could impact consumers, it might impact the way companies hire, the way people go and work with companies.”

It would be churlish of me to point Mr. Jones to Parnassus and other socially responsible investment firms, that have been developing these measures for many years --- but there I have done it. The more the merrier.

Income inequality has become a major issue for activists, who love to point out how much money the top 1% receives. Adding fuel to the fire is a new study by two think tanks, the Center for Effective Government and the Institute for Policy Studies. The study, called A Tale of Two Retirements, compares the pensions of CEOs with retirement plans for employees. The gap is yawning. Some highlights:

•	The 100 largest CEO retirement funds have assets totaling $4.9 billion; that’s equal to the entire retirement funds of 41% of American families.

•	Nearly half of all working age Americans have no access to any retirement plan at work.

•	David Cote, CEO of Honeywell, has a retirement plan that will pay him $950,000 every month, 56 times larger than the $16,975 President Obama will receive.

•

David Novak, CEO of Yum Brands (Taco Bell, Pizza Hut, KFC) has a retirement nest egg totaling $234 million, netting him a monthly check of $1.3 million while 8,828 U.S. employees would receive $395 a month.

BlackRock, the world’s largest investor, has joined the impact investment circle, looking for companies that perform well and address social problems. Heading up this initiative is Deborah Winshel, who previously spent four years at the Robin Hood Foundation. Last October the investment firm fielded its first fund in this space, the BlackRock Impact U.S. Fund. According to Bloomberg Business Week, the fund has attracted $20 million, a trifle for a company managing $4.7 trillion…Nevertheless, there is no question that the field is growing. Morningstar reports that 18 new socially responsible funds were launched in 2015, and total assets of the entire group are now $134 billion.

Whole Foods Market, a holding of the Parnassus Endeavor Fund, closed out 2015 by forecasting the top ten food trends in 2016:

1.	Uncommon meat and seafood (Denver steaks, responsibly farmed catfish)

2.	Wine in cans

PARNASSUS FUNDS	Annual Report • 2015

3.	Plant-based products (quinoa protein in hair care products, veggies in frozen dessert pops)

4.	Fermented foods and probiotics (kimchi, chioggia beet kraut)

5.	Non-GMO-fed products (Whole Foods currently offers more than 11,000 products free of genetically modified seeds)

6.	New grass-fed items (Swiss Red Cheddar, Maple Hill Creamery, Kerrygold)

7.	Dehydrated foods (bison and chicken jerkies, Brad’s raw foods)

8.	Heirloom ingredients (Heirloom popcorn, Madecasse chocolate, Seely’s Mint Patties)

9.	Alternative and wheat-free flours (gluten-free flours made from vegetables, teff, amaranth and nuts)

10.	‘Old world” flavors (Saffron Road Korean tacos, Organic Sweet Sabi mustard)

Bon appetit!

Finally, there is our old friend, Google, ranked No. 1 in social responsibility by the Reputation Institute, which grades companies in three areas: workplace, citizenship and governance. This is the second consecutive year Google has made it to the top rung. Some reasons why: Google data centers use 50% less energy than the typical center and the company recently announced that it will double its green energy purchases. For the fourth consecutive year, Google has captured the No. 1 spot on Fortune magazine’s list of the best companies to work for, thanks to favorable ratings from the people who work there. Google has been carbon neutral since 2007.

When Google started up, its founders promised to “do no evil.” They have pretty much delivered on that promise. In his new book, Work Rules, Laszlo Bock, senior vice president of people operations at Google, spells out the company’s philosophy. Here is his advice to Fortune readers on how to give meaning to work: “Work consumes at least one-third of your life and half your waking hours,” he says. “It can and ought to be more than a means to an end. In too many environments, a job is just a paycheck. But as Wharton Professor Adam Grant’s work demonstrated, even a small connection to the people who benefit from your work not only improves productivity but also makes people happier. And everyone wants his work to have purpose. Connect to a value that transcends the day-to-day and that also honestly reflects what you are doing.”

Milton Moskowitz is the co-author of the Fortune magazine survey “The 100 Best Companies to Work For” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating companies for workplace issues and responsible investing. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Parnassus Funds, and there is no affiliation between Parnassus Investments and either publication.

Annual Report • 2015	PARNASSUS FUNDS

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2015 through December 31, 2015.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period
Parnassus Fund – Investor Shares: Actual*	0.84%	$1,000.00	$970.87	$4.17
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.97	$4.28
Parnassus Fund – Institutional Shares: Actual*	0.77%	$1,000.00	$971.74	$3.83
Hypothetical (5% before expenses)	0.77%	$1,000.00	$1,021.32	$3.92
Parnassus Core Equity Fund – Investor Shares: Actual*	0.87%	$1,000.00	$1,006.41	$4.40
Hypothetical (5% before expenses)	0.87%	$1,000.00	$1,020.82	$4.43
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.67%	$1,000.00	$1,007.50	$3.39
Hypothetical (5% before expenses)	0.67%	$1,000.00	$1,021.83	$3.41
Parnassus Endeavor Fund – Investor Shares: Actual*	0.95%	$1,000.00	$987.01	$4.76
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.42	$4.84
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.83%	$1,000.00	$987.92	$4.16
Hypothetical (5% before expenses)	0.83%	$1,000.00	$1,021.02	$4.23
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.99%	$1,000.00	$997.17	$4.98
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.21	$5.04
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.85%	$1,000.00	$998.25	$4.28
Hypothetical (5% before expenses)	0.85%	$1,000.00	$1,020.92	$4.33
Parnassus Asia Fund – Investor Shares: Actual*	1.25%	$1,000.00	$876.86	$5.91
Hypothetical (5% before expenses)	1.25%	$1,000.00	$1,018.90	$6.36

PARNASSUS FUNDS	Annual Report • 2015

Fund Expenses (unaudited) (continued)

	Fund Expense Ratio	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period
Parnassus Asia Fund – Institutional Shares: Actual*	1.22%	$1,000.00	$878.72	$5.78
Hypothetical (5% before expenses)	1.22%	$1,000.00	$1,000.29	$6.15
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$1,006.12	$3.44
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.58%	$1,000.00	$1,007.05	$2.93
Hypothetical (5% before expenses)	0.58%	$1,000.00	$1,022.28	$2.96

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2015. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the financial highlights.

Annual Report • 2015	PARNASSUS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, and Parnassus Asia Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”), including the portfolios of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for period April 30, 2013 (inception date) through December 31, 2015 for Parnassus Asia Fund. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended for, and the financial highlights for each of the five years in the period then ended for Parnassus Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund and for the period April 30, 2013 (inception date) through December 31, 2015 for Parnassus Asia Fund, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California

February 1, 2016

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS FUND

Portfolio of Investments as of December 31, 2015

Shares	Equities	Percent of Net Assets	Market Value ($)

	Chemicals
500,000	Axalta Coating Systems Ltd. [q]		13,325,000
1,100,000	Potash Corporation of Saskatchewan Inc.		18,832,000

		4.3%	32,157,000

	Communications Equipment
325,000	QUALCOMM Inc.	2.2%	16,245,125

	Computers
235,000	International Business Machines Corp.	4.3%	32,340,700

	Data Storage
450,000	SanDisk Corp.	4.5%	34,195,500

	Electronics
175,000	Plantronics Inc.		8,298,500
900,000	Trimble Navigation Ltd. [q]		19,305,000

		3.6%	27,603,500

	Equipment Leasing
900,000	Air Lease Corp.	4.0%	30,132,000

	Financial Services
450,000	American Express Co.		31,297,500
200,000	Capital One Financial Corp.		14,436,000
680,000	Charles Schwab Corp.		22,392,400
800,000	Essent Group Ltd. [q]		17,512,000
800,000	First Horizon National Corp.		11,616,000
280,000	PayPal Holdings Inc. [q]		10,136,000
250,000	Wells Fargo & Co.		13,590,000

		15.9%	120,979,900

	Food Products
350,000	Mondelez International Inc., Class A	2.1%	15,694,000

	Health Care Products
90,000	Perrigo Co. plc	1.7%	13,023,000

	Industrial Manufacturing
200,000	Pentair plc	1.3%	9,906,000

	Insurance
500,000	Progressive Corp.	2.1%	15,900,000

	Internet
25,000	Alphabet Inc., Class A [q]	2.6%	19,450,250

	Lodging
500,000	Belmond Ltd. [q]	0.6%	4,750,000

Shares	Equities	Percent of Net Assets	Market Value ($)

	Machinery
325,000	Cummins Inc.		28,603,250
300,000	Deere & Co.		22,881,000

		6.8%	51,484,250

	Pharmaceuticals
200,000	Gilead Sciences Inc.		20,238,000
80,000	McKesson Corp.		15,778,400

		4.8%	36,016,400

	Real Estate Investment Trusts
1,100,000	Redwood Trust Inc.	1.9%	14,520,000

	Retail
1,050,000	Whole Foods Market Inc.	4.7%	35,175,000

	Semiconductor Capital Equipment
1,800,000	Applied Materials Inc.		33,606,000
50,000	Lam Research Corp.		3,971,000

		5.0%	37,577,000

	Semiconductors
1,100,000	Intel Corp.		37,895,000
2,000,000	Micron Technology Inc. [q]		28,320,000

		8.8%	66,215,000

	Services
450,000	Thomson Reuters Corp.	2.3%	17,032,500

	Software
40,000	Autodesk Inc. [q]		2,437,200
250,000	Citrix Systems Inc. [q]		18,912,500

		2.8%	21,349,700

	Telecommunications Equipment
1,700,000	Ciena Corp. [q]		35,173,000
400,000	Motorola Solutions Inc.		27,380,000

		8.3%	62,553,000

	Transportation
300,000	Expeditors International of Washington Inc.		13,530,000
65,000	FedEx Corp.		9,684,350
100,000	Genesee & Wyoming Inc., Class A [q]		5,369,000

		3.8%	28,583,350

	Total investment in equities (cost $733,974,312)	98.4%	742,883,175

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of December 31, 2015 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
250,000	Albina Community Bank 0.20%, matures 01/15/2016		249,617
250,000	Carver Federal Savings Bank 0.25%, matures 02/18/2016		248,685
250,000	Community Bank of the Bay 0.30%, matures 07/15/2016		244,570
100,000	Eastern Bank 0.10%, matures 01/29/2016		99,693
250,000	Latino Community Credit Union 0.60%, matures 02/20/2016		248,631
250,000	Metro Bank 0.25%, matures 05/10/2016		246,448
250,000	Opportunities Credit Union 0.20%, matures 04/25/2016		246,858
100,000	Self-Help Credit Union 0.80%, matures 01/14/2016		99,858
150,000	Self-Help Credit Union 0.80%, matures 01/16/2016		149,754
250,000	Southern Bancorp Bank 0.30%, matures 01/15/2016		249,617
250,000	Urban Partnership Bank 0.30%, matures 10/01/2016		242,513

		0.3%	2,326,244

	Community Development Loans a
200,000	Boston Community Loan Fund 1.00%, matures 04/15/2016		196,558
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2016		199,212
100,000	Vermont Community Loan Fund 0.85%, matures 10/15/2016		95,278

		0.1%	491,048

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
8,783,586	BBH Cash Management Service
	JPM Chase, New York 0.09%, due 01/04/2016	1.1%	8,783,586

	Total short-term securities (cost $11,600,878)	1.5%	11,600,878

	Total securities (cost $745,575,190)	99.9%	754,484,053

	Other assets and liabilities - net	0.1%	401,012

	Total net assets	100.0%	754,885,065

	q This security is non-income producing.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2015

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
5,734,655	VF Corp.	3.0%	356,982,274

	Chemicals
2,075,303	Compass Minerals International Inc. Ω		156,208,057
3,450,000	Praxair Inc.		353,280,000

		4.3%	509,488,057

	Computers
3,242,067	Apple Inc.	2.9%	341,259,972

	Cosmetics & Personal Care
5,444,500	Procter & Gamble Co.	3.6%	432,347,745

	Financial Services
9,978,431	Charles Schwab Corp.		328,589,733
2,750,000	MasterCard Inc., Class A		267,740,000
7,729,633	PayPal Holdings Inc. [q]		279,812,715

		7.3%	876,142,448

	Food Products
2,500,000	McCormick & Co.		213,900,000
10,709,214	Mondelez International Inc., Class A		480,201,156
3,265,000	PepsiCo Inc.		326,238,800
7,864,354	Sysco Corp.		322,438,514

		11.2%	1,342,778,470

	Health Care Products
1,750,000	Perrigo Co. plc	2.1%	253,225,000

	Home Products
1,220,000	WD-40 Co. Ω	1.0%	120,353,000

	Industrial Manufacturing
6,105,878	Danaher Corp.		567,113,949
6,505,000	Pentair plc		322,192,650
9,945,000	Xylem Inc. Ω		362,992,500

		10.5%	1,252,299,099

	Insurance
3,867,959	Verisk Analytics Inc. [q]	2.5%	297,368,688

	Internet
225,000	Alphabet Inc., Class A [q]		175,052,250
480,572	Alphabet Inc., Class C [q]		364,696,479
9,043,633	eBay Inc. [q]		248,519,035

		6.7%	788,267,764

	Machinery
1,902,272	Deere & Co.	1.2%	145,086,285

	Medical Equipment
5,385,000	Patterson Companies Inc. Ω	2.0%	243,455,850

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
12,525,000	MDU Resources Group Inc. Ω		229,458,000
2,325,000	Northwest Natural Gas Co. Ω		117,668,250

		2.9%	347,126,250

	Oil & Gas
8,850,000	National Oilwell Varco Inc.	2.5%	296,386,500

	Pharmaceuticals
900,000	Allergan plc [q]		281,250,000
3,500,000	Gilead Sciences Inc.		354,165,000
2,000,000	Novartis AG (ADR)		172,080,000

		6.8%	807,495,000

	Real Estate Investment Trusts
10,543,000	Iron Mountain Inc.	2.4%	284,766,430

	Retail
3,548,730	CVS Health Corp.	2.9%	346,959,332

	Semiconductor Capital Equipment
16,200,000	Applied Materials Inc.	2.5%	302,454,000

	Semiconductors
12,500,000	Intel Corp.	3.6%	430,625,000

	Services
7,475,805	Thomson Reuters Corp.	2.4%	282,959,219

	Telecommunications Equipment
7,468,389	Motorola Solutions Inc.	4.3%	511,211,227

	Telecommunications Provider
12,028,340	Shaw Communications Inc., Class B	1.7%	206,767,165

	Transportation
3,808,270	United Parcel Service Inc., Class B	3.1%	366,469,822

	Utility & Power Distribution
700,270	AGL Resources Inc.		44,684,228
12,500,000	Questar Corp. Ω		243,500,000

		2.4%	288,184,228

	Waste Management
4,400,000	Waste Management Inc.	2.0%	234,828,000

	Total investment in equities (cost $9,675,551,803)	97.8%	11,665,286,825

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of December 31, 2015 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Certificates of Deposit a
250,000	Community Bank of the Bay 0.30%, matures 07/15/2016		244,570
250,000	Community Trust Credit Union 0.80%, matures 10/15/2016		242,104
250,000	Urban Partnership Bank 0.30%, matures 09/24/2016		242,678

		0.0%	729,352

	Certificates of Deposit Account Registry Service a
500,000	CDARS agreement with Community Bank of the Bay, dated 01/22/2015, matures 01/21/2016, 0.15% Participating depository institutions: Banco Popular de Puerto Rico - IBC, par 243,500; TriState Capital Bank, par 13,000; Wester Alliance Bank, par 243,500; (cost $498,902)		498,902
500,000	CDARS agreement with Community Bank of the Bay, dated 02/05/2015, matures 02/04/2016, 0.15% Participating depository institutions: Alpine Bank, par 18,000; Banco Popular North America, par 241,000; Santander Bank, N.A., par 241,000; (cost $498,133)		498,133
500,000	CDARS agreement with Community Bank of the Bay, dated 04/09/2015, matures 04/07/2016, 0.20% Participating depository institutions: First Foundation Bank, par 243,500; Pulaski Bank, par 228,420; The PrivateBank and Trust Company, par 28,080; (cost $494,671)		494,671
500,000	CDARS agreement with Community Bank of the Bay, dated 10/15/2015, matures 10/13/2016, 0.15% Participating depository institutions: BOKF, National Association, par 241,000; Independent Bank, par 18,000; LegacyTexas Bank, par 241,000; (cost $484,286)		484,286

		0.0%	1,975,992

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
100,000	Boston Community Loan Fund 1.00%, matures 04/15/2016		98,278
1,000,000	CEI Investment Notes Inc. 1.00%, matures 07/01/2016		970,163
7,500,000	MicroVest Plus, LP Note 2.25%, matures 04/15/2016		7,370,902
200,000	New Hampshire Community Loan Fund 1.00%, matures 07/15/2016		193,466
200,000	Root Capital Loan Fund 1.25%, matures 01/25/2016		199,212
100,000	Vermont Community Loan Fund 0.85%, matures 04/15/2016		98,278

		0.1%	8,930,299

	Time Deposits
236,536,478	BBH Cash Management Service
	BTMU, Grand Cayman 0.09%, due 01/04/2016		138,828,000
	Wells Fargo, Grand Cayman 0.09%, due 01/04/2016		97,708,478

		2.0%	236,536,478

	Total short-term securities (cost $248,172,121)	2.1%	248,172,121

	Total securities (cost $9,923,723,924)	99.9%	11,913,458,946

	Other assets and liabilities -net	0.1%	8,941,870

	Total net assets	100.0%	11,922,400,816

	Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
	q This security is non-income producing.
	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	plc Public Limited Company
	ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2015

Shares	Equities	Percent of Net Assets	Market Value ($)

	Communications Equipment
1,100,000	QUALCOMM Inc.	4.0%	54,983,500

	Computers
475,000	International Business Machines Corp.	4.8%	65,369,500

	Cosmetics & Personal Care
100,000	Procter & Gamble Co.	0.6%	7,941,000

	Data Storage
1,000,000	SanDisk Corp.	5.5%	75,990,000

	Electronics
500,000	Plantronics Inc.	1.7%	23,710,000

	Financial Services
950,000	American Express Co.		66,072,500
1,200,000	Charles Schwab Corp.		39,516,000
150,000	First Horizon National Corp.		2,178,000
500,000	PayPal Holdings Inc. [q]		18,100,000
700,000	Wells Fargo & Co.		38,052,000

		12.0%	163,918,500

	Health Care Products
160,000	Perrigo Co. plc	1.7%	23,152,000

	Industrial Manufacturing
210,000	W.W. Grainger Inc. [l]	3.1%	42,543,900

	Internet
40,000	Alphabet Inc., Class A [q]	2.3%	31,120,400

	Machinery
675,000	Cummins Inc.		59,406,750
800,000	Deere & Co. [l]		61,016,000

		8.7%	120,422,750

	Pharmaceuticals
300,000	Gilead Sciences Inc.		30,357,000
100,000	Novartis AG (ADR)		8,604,000
750,000	Roche Holdings Ltd. (ADR)		25,852,500

		4.7%	64,813,500

	Retail
2,100,000	Whole Foods Market Inc.	5.1%	70,350,000

	Semiconductor Capital Equipment
4,100,000	Applied Materials Inc.		76,547,000
425,000	Lam Research Corp.		33,753,500

		8.1%	110,300,500

	Semiconductors
1,860,000	Intel Corp.	4.7%	64,077,000

	Software
925,000	Autodesk Inc. [q]		56,360,250
650,000	Citrix Systems Inc. [q]		49,172,500

		7.7%	105,532,750

Shares	Equities	Percent of Net Assets	Market Value ($)

	Telecommunications Equipment
3,200,000	Ciena Corp. [q]	4.8%	66,208,000

	Telecommunications Provider
300,000	Shaw Communications Inc., Class B	0.4%	5,157,000

	Transportation
400,000	C.H. Robinson Worldwide Inc.		24,808,000
800,000	Expeditors International of Washington Inc.		36,080,000

		4.4%	60,888,000

	Total investment in equities (cost $1,124,445,647)	84.3%	1,156,478,300

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
211,963,049	BBH Cash Management Service Banco Santander, Frankfurt 0.09%, due 01/04/2016		196,327,633
	Sumitomo, Tokyo 0.09%, due 01/04/2016		15,635,416

		15.4%	211,963,049

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
94,239,069	Invesco Aim Government & Agency Portfolio Short-Term Investments Trust, Institutional Class
	variable rate, 0.13%	6.9%	94,239,069

	Total short-term securities (cost $306,202,118)	22.3%	306,202,118

	Total securities (cost $1,430,647,765)	106.6%	1,462,680,418

	Payable upon return of securities loaned	(6.9%)	(94,239,069)

	Other assets and liabilities - net	0.3%	4,129,881

	Total net assets	100.0%	1,372,571,230

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of December 31, 2015 (continued)

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2015.
The total value of the securities on loan at December 31, 2015 was $92,285,466.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2015

Shares	Equities	Percent of Net Assets	Market Value ($)

	Apparel
93,635	VF Corp.	1.1%	5,828,779

	Chemicals
448,337	Axalta Coating Systems Ltd. [q]		11,948,181
812,759	Calgon Carbon Corp.		14,020,093
217,500	Compass Minerals International Inc.		16,371,225

		7.7%	42,339,499

	Data Processing
70,000	Equifax Inc.		7,795,900
190,000	Fiserv Inc. [q]		17,377,400

		4.5%	25,173,300

	Financial Services
285,000	Charles Schwab Corp.		9,385,050
390,000	Essent Group Ltd. [q]		8,537,100
245,000	First American Financial Corp.		8,795,500
1,435,000	First Horizon National Corp.		20,836,200
355,000	SEI Investments Co.		18,602,000

		12.0%	66,155,850

	Food Products
125,750	McCormick & Co.		10,759,170
425,000	Sysco Corp.		17,425,000

		5.0%	28,184,170

	Health Care Products
291,348	DENTSPLY International Inc.		17,728,526
102,000	Perrigo Co. plc		14,759,400

		5.9%	32,487,926

	Health Care Services
220,000	Cardinal Health Inc.	3.5%	19,639,400

	Industrial Manufacturing
355,000	Pentair plc		17,583,150
515,000	Xylem Inc.		18,797,500

		6.6%	36,380,650

	Insurance
180,768	Verisk Analytics Inc. [q]	2.5%	13,897,444

	Internet
245,000	eBay Inc. [q]	1.2%	6,732,600

	Machinery
145,727	Deere & Co. [l]	2.0%	11,114,598

	Medical Equipment
395,029	Patterson Companies Inc.		17,859,261
57,500	Teleflex Inc.		7,558,375

		4.6%	25,417,636

Shares	Equities	Percent of Net Assets	Market Value ($)

	Natural Gas
97,956	Energen Corp.		4,015,216
818,841	MDU Resources Group Inc.		15,001,167
193,500	Northwest Natural Gas Co.		9,793,035

		5.2%	28,809,418

	Oil & Gas
158,000	Cameron International Corp. [q]		9,985,600
176,678	National Oilwell Varco Inc.		5,916,946

		2.9%	15,902,546

	Professional Services
316,000	Insperity Inc.	2.7%	15,215,400

	Real Estate Investment Trusts
600,000	Iron Mountain Inc.	2.9%	16,206,000

	Retail
100,000	Whole Foods Market Inc.	0.6%	3,350,000

	Semiconductor Capital Equipment
1,000,000	Applied Materials Inc.	3.4%	18,670,000

	Services
21,000	Ecolab Inc.		2,401,980
430,000	Thomson Reuters Corp.		16,275,500

		3.3%	18,677,480

	Software
223,391	Autodesk Inc. [q]		13,611,214
19,243	Intuit Inc.		1,856,950

		2.8%	15,468,164

	Telecommunications Equipment
250,000	Motorola Solutions Inc.	3.1%	17,112,500

	Telecommunications Provider
325,000	Shaw Communications Inc., Class B	1.0%	5,586,750

	Transportation
250,000	Expeditors International of Washington Inc.	2.0%	11,275,000

	Utility & Power Distribution
135,000	AGL Resources Inc.		8,614,350
885,007	Questar Corp.		17,239,936

		4.6%	25,854,286

	Waste Management
310,000	Waste Management Inc.	3.0%	16,544,700

	Total investment in equities (cost $462,522,015)	94.1%	522,024,096

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS MID CAP FUND

Portfolio of Investments as of December 31, 2015 (continued)

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
31,796,463	BBH Cash Management Service Anz, London 0.09%, due 01/04/2016	5.7%	31,796,463

	Securities Purchased with Cash Collateral from Securities Lending

	Registered Investment Companies
11,054,900	Invesco Aim Government & Agency Portfolio
	Short-Term Investments Trust, Institutional Class variable rate, 0.13%	2.0%	11,054,900

	Total short-term securities (cost $42,851,363)	7.7%	42,851,363

	Total securities (cost $505,373,378)	101.8%	564,875,459

	Payable upon return of securities loaned	(2.0%)	(11,054,900)

	Other assets and liabilities - net	0.2%	827,166

	Total net assets	100.0%	554,647,725

	q This security is non-income producing.
	l This security, or partial position of this security, was on loan at December 31, 2015. The total value of the securities on loan at December 31, 2015 was $10,810,785.

	plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS ASIA FUND

Portfolio of Investments as of December 31, 2015

Shares	Equities	Percent of Net Assets	Market Value ($)

	Australia
41,598	Brambles Ltd.	3.4%	348,380

	China
10,500	Air Lease Corp.		351,540
6,000	Alibaba Group Holding Ltd. (ADR) [q]		487,620
7,000	Expeditors International of Washington Inc.		315,700
30,000	Micron Technology Inc. [q]		424,800
7,000	QUALCOMM Inc.		349,895

		18.8%	1,929,555

	Hong Kong
300,000	China Minsheng Banking Corp., Ltd.		295,947
450,000	Greatview Aseptic Packaging Co., Ltd.		203,450
150,000	HKBN Ltd.		193,010
360,000	Lenovo Group Ltd.		363,307
830,000	SITC International Holdings Co., Ltd.		438,738
502,000	Sun Art Retail Group Ltd.		377,693
70,000	Television Broadcasts Ltd.		287,630
290,000	Want Want China Holdings Ltd.		215,230

		23.1%	2,375,005

	India
100,000	Jain Irrigation Systems Ltd.	1.0%	103,533

	Indonesia
3,787,300	PT Asuransi Multi Artha Guna		103,822
450,000	PT Bank Rakyat Indonesia (Persero)		369,315

		4.5%	473,137

	Japan
5,000	Kakaku.com Inc.		98,345
12,000	KDDI Corp.		311,629
8,000	Linear Technology Corp.		339,760
12,000	OMRON Corp.		400,146
36,000	Rakuten Inc.		414,622
18,000	Topcon Corp.		304,122
16,000	USS Co., Ltd.		240,403

		20.5%	2,109,027

	Philippines
613,800	Manila Water Co.	3.2%	324,315

	Singapore
350,000	OSIM International Ltd.	2.6%	265,876

	South Korea
425	Samsung Electronics Co., Ltd.	4.4%	451,392

Shares	Equities	Percent of Net Assets	Market Value ($)

	Taiwan
24,000	Applied Materials Inc.		448,080
129,000	Chailease Holding Co., Ltd.		221,152
12,000	Hermes Microvision Inc.		429,938
281,400	Lite-On Technology Corp.		270,325
10,000	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)		227,500

		15.4%	1,596,995

	Thailand
250,000	Thanachart Capital Public Co., Ltd.	2.5%	252,242

	Total investment in equities (cost $11,321,968)	99.4%	10,229,457

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Time Deposits
52,330	BBH Cash Management Service Banco Santander, Frankfurt 0.09%, due 01/04/2016	0.5%	52,330

	Total short-term securities (cost $52,330)	0.5%	52,330

	Total securities (cost $11,374,298)	99.9%	10,281,787

	Other assets and liabilities—net	0.1%	8,800

	Total net assets	100.0%	10,290,587

	q This security is non-income producing.

	ADR American Depository Receipt
	PT Perseroan Terbatas

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2015

Principal Amount ($)	Commercial Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Commercial Mortgage-Backed Securities
891,352	DBUBS Mortgage Trust Series 2011-LC2A, Class A2, 3.39%, due 07/10/2044		894,388
888,698	FHLMC Multifamily Structured Pass Through Certificates K-029, Class A1, 2.84%, due 10/25/2022		916,042
1,500,000	JP Morgan Mortgage Trust Series 2011-C4, Class A3, 4.11%, due 07/15/2046		1,556,213
1,000,000	JP Morgan Mortgage Trust Series 2011-C4, Class A4, 4.39%, due 07/15/2046		1,070,827
1,000,000	JP Morgan Mortgage Trust Series 2013-C13, Class A2, 2.67%, due 01/15/2046		1,010,750
154,477	Morgan Stanley Capital Trust Series 2011-C1, Class A2, 3.88%, due 09/15/2047		154,460
1,000,000	UBS-Barclays Mortgage Trust Series 2012-C2, Class A3, 3.06%, due 05/10/2063		1,012,765

	Total investment in commercial mortgage-backed securities (cost $6,652,019)	3.5%	6,615,445

Principal Amount ($)	Convertible Bonds	Percent of Net Assets	Market Value ($)

	Biotechnology
550,000	Exelixis Inc. 4.25%, due 08/15/2019	0.3%	644,875

	Semiconductors
1,250,000	Intel Corp. 2.95%, due 12/15/2035		1,599,219
1,000,000	Microchip Technology Inc. 1.63%, due 02/15/2025		993,750

		1.4%	2,592,969

	Total investment in convertible bonds (cost $2,988,662)	1.7%	3,237,844

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Air Transportation
1,397,882	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	0.8%	1,565,628

	Apparel
3,000,000	Hanesbrands Inc. 6.38%, due 12/15/2020		3,105,000
3,000,000	VF Corp. 3.50%, due 09/01/2021		3,135,885

		3.3%	6,240,885

	Computers
1,000,000	Apple Inc. 4.38%, due 05/13/2045	0.5%	1,009,711

	Cosmetics & Personal Care
2,000,000	Procter & Gamble Co. 2.30%, due 02/06/2022	1.1%	1,998,576

	Equipment Leasing
1,500,000	United Rentals North America Inc. 6.13%, due 06/15/2023	0.8%	1,533,750

	Financial Services
3,300,000	Discover Financial Services 5.20%, due 04/27/2022		3,528,825
2,000,000	MasterCard Inc. 3.38%, due 04/01/2024		2,043,882
2,000,000	Wells Fargo & Co. 4.10%, due 06/03/2026		2,018,788

		4.1%	7,591,495

	Food Products
2,000,000	PepsiCo Inc. 2.75%, due 04/30/2025	1.0%	1,939,948

	Health Care Products
2,000,000	Perrigo Finance plc 3.90%, due 12/15/2024	1.0%	1,929,704

	Health Care Services
3,600,000	Cardinal Health Inc. 1.90%, due 06/15/2017	1.9%	3,610,490

	Industrial Manufacturing
4,050,000	Pentair Finance SA 3.15%, due 09/15/2022	2.0%	3,809,973

	Insurance
2,000,000	Progressive Corp. variable rate, 6.70%, due 06/15/2037	1.1%	1,995,000

	Machinery
2,000,000	John Deere Capital Corp. 1.13%, due 06/12/2017	1.1%	1,996,028

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2015 (continued)

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Medical Equipment
3,700,000	Agilent Technologies Inc. 3.20%, due 10/01/2022	1.9%	3,607,334

	Networking Products
2,000,000	Cisco Systems Inc. 5.50%, due 02/22/2016	1.1%	2,012,750

	Oil & Gas
2,570,000	Cameron International Corp. 3.60%, due 04/30/2022	1.3%	2,541,704

	Pharmaceuticals
2,000,000	Gilead Sciences Inc. 3.70%, due 04/01/2024	1.1%	2,048,638

	Real Estate Investment Trusts
2,000,000	Regency Centers LP 3.75%, due 06/15/2024	1.0%	1,985,584

	Retail
3,000,000	Costco Wholesale Corp. 2.25%, due 02/15/2022		2,944,155
2,000,000	CVS Health Corp. 3.38%, due 08/12/2024		1,979,326
1,000,000	CVS Health Corp. 5.13%, due 07/20/2045		1,053,431
3,500,000	Nordstrom Inc. 4.00%, due 10/15/2021		3,698,027
2,500,000	Starbucks Corp. 3.85%, due 10/01/2023		2,652,568

		6.5%	12,327,507

	Semiconductors
2,000,000	Altera Corp. 1.75%, due 05/15/2017	1.1%	2,007,754

	Software
1,000,000	Autodesk Inc. 3.60%, due 12/15/2022		971,381
2,200,000	Autodesk Inc. 4.38%, due 06/15/2025		2,160,873

		1.6%	3,132,254

	Telecommunications Equipment
3,000,000	Juniper Networks Inc. 4.50%, due 03/15/2024		2,985,194
3,500,000	Motorola Solutions Inc. 3.75%, due 05/15/2022		3,206,602

		3.2%	6,191,796

Principal Amount ($)	Corporate Bonds	Percent of Net Assets	Market Value ($)

	Transportation
2,000,000	Burlington Northern Santa Fe Corp. 3.85%, due 09/01/2023		2,077,260
1,000,000	Burlington Northern Santa Fe Corp. 4.90%, due 04/01/2044		1,026,174
3,000,000	FedEx Corp. 2.70%, due 04/15/2023		2,911,764

		3.1%	6,015,198

	Waste Management
2,000,000	Waste Management Inc. 3.50%, due 05/15/2024	1.1%	2,016,034

	Total investment in corporate bonds (cost $79,796,892)	41.7%	79,107,741

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)

	Federal Agency Mortgage-Backed Securities
660,443	Fannie Mae Pool AD5108 3.50%, due 12/01/2025		692,988
1,244,443	Fannie Mae Pool AV0971 3.50%, due 08/01/2026		1,305,571
1,003,877	Fannie Mae Pool AS2800 3.00%, due 07/01/2029		1,035,702
852,294	Fannie Mae Pool AX1326 3.50%, due 09/01/2029		893,377
778,355	Fannie Mae Pool MA0695 4.00%, due 04/01/2031		832,635
645,306	Fannie Mae Pool MA0844 4.50%, due 08/01/2031		702,255
836,458	Fannie Mae Pool MA1607 3.00%, due 10/01/2033		858,828
1,760,296	Fannie Mae Pool AL4577 4.50%, due 01/01/2034		1,915,767
1,006,526	Fannie Mae Pool AL5708 4.00%, due 03/01/2034		1,081,450
1,036,881	Fannie Mae Pool MA1889 3.50%, due 05/01/2034		1,083,663
1,402,535	Fannie Mae Pool MA2177 4.00%, due 02/01/2035		1,499,191
1,247,074	Fannie Mae Pool 926115 4.50%, due 04/01/2039		1,349,479
795,208	Fannie Mae Pool 931065 4.50%, due 05/01/2039		864,193

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2015 (continued)

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)
1,022,538	Fannie Mae Pool AD4296 5.00%, due 04/01/2040		1,128,405
1,304,866	Fannie Mae Pool AH7196 4.50%, due 03/01/2041		1,411,873
1,390,330	Fannie Mae Pool AH6275 4.50%, due 04/01/2041		1,504,112
804,574	Fannie Mae Pool AL0215 4.50%, due 04/01/2041		870,695
1,381,941	Fannie Mae Pool AL0393 4.50%, due 06/01/2041		1,502,453
1,101,870	Fannie Mae Pool AI8483 4.50%, due 07/01/2041		1,192,204
670,691	Fannie Mae Pool AJ4994 4.50%, due 11/01/2041		725,345
853,123	Fannie Mae Pool AK3103 4.00%, due 02/01/2042		906,574
1,318,093	Fannie Mae Pool AQ2925 3.50%, due 01/01/2043		1,363,278
846,066	Fannie Mae Pool AS0576 5.00%, due 09/01/2043		931,205
838,231	Fannie Mae Pool AS1130 4.50%, due 11/01/2043		905,312
1,029,898	Fannie Mae Pool AS1587 4.50%, due 01/01/2044		1,112,318
1,430,844	Fannie Mae Pool AS4455 3.50%, due 02/01/2045		1,477,450
669,875	Freddie Mac Pool E02746 3.50%, due 11/01/2025		702,125
589,722	Freddie Mac Pool G14820 3.50%, due 12/01/2026		618,151
712,931	Freddie Mac Pool G14809 3.00%, due 07/01/2028		736,057
1,042,082	Freddie Mac Pool V60523 3.00%, due 04/01/2029		1,077,847
1,204,648	Freddie Mac Pool G18521 3.50%, due 08/01/2029		1,260,595
772,607	Freddie Mac Pool G30672 3.50%, due 07/01/2033		807,604
1,511,138	Freddie Mac Pool C91754 4.50%, due 02/01/2034		1,639,503
838,810	Freddie Mac Pool C91762 4.50%, due 04/01/2034		910,972
932,579	Freddie Mac Pool C91764 3.50%, due 05/01/2034		975,054
704,281	Freddie Mac Pool G05514 5.00%, due 06/01/2039		776,505
1,355,466	Freddie Mac Pool A90225 4.00%, due 12/01/2039		1,434,223
1,619,049	Freddie Mac Pool A93451 4.50%, due 08/01/2040		1,750,417
706,078	Freddie Mac Pool G07426 4.00%, due 06/01/2043		746,800

Principal Amount ($)	Federal Agency Mortgage- Backed Securities	Percent of Net Assets	Market Value ($)
1,381,024	Freddie Mac Pool Q22416 4.00%, due 10/01/2043		1,460,682
783,299	Ginnie Mae II Pool MA2522 4.00%, due 01/20/2045		832,312

	Total investment in federal agency mortgage-backed securities (cost $44,822,764)	23.6%	44,875,170

Principal Amount ($)	Supranational Bonds	Percent of Net Assets	Market Value ($)

	Supranational Bonds
2,000,000	European Bank for Reconstruction & Development 1.63%, due 04/10/2018		2,006,480
5,000,000	International Finance Corp. 0.50%, due 05/16/2016		4,996,035

	Total investment in supranational bonds (cost $7,013,698)	3.7%	7,002,515

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)

	U.S. Government Treasury Bonds
2,000,000	U.S. Treasury 1.75%, due 05/31/2016		2,010,390
3,000,000	U.S. Treasury 1.50%, due 07/31/2016		3,015,117
3,000,000	U.S. Treasury 0.50%, due 09/30/2016		2,995,194
2,000,000	U.S. Treasury 0.88%, due 02/28/2017		2,000,782
3,000,000	U.S. Treasury 0.63%, due 06/30/2017		2,984,883
4,000,000	U.S. Treasury 0.88%, due 11/15/2017		3,986,092
2,000,000	U.S. Treasury 0.88%, due 11/30/2017		1,994,218
2,000,000	U.S. Treasury 1.75%, due 05/15/2023		1,948,516
4,000,000	U.S. Treasury 2.75%, due 11/15/2023		4,174,532
2,000,000	U.S. Treasury 2.75%, due 02/15/2024		2,083,204

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of December 31, 2015 (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Percent of Net Assets	Market Value ($)
4,000,000	U.S. Treasury 2.50%, due 05/15/2024		4,087,344
4,000,000	U.S. Treasury 2.25%, due 11/15/2024		3,997,968
1,000,000	U.S. Treasury 2.00%, due 02/15/2025		977,539
2,000,000	U.S. Treasury 2.13%, due 05/15/2025		1,973,906
1,002,940	U.S. Treasury (TIPS) 0.38%, due 07/15/2025		971,023
2,000,000	U.S. Treasury 2.00%, due 08/15/2025		1,950,079
1,135,300	U.S. Treasury (TIPS) 1.75%, due 01/15/2028		1,240,492

	Total investment in U.S. government treasury bonds (cost $42,103,625)	22.3%	42,391,279

	Total investment in long-term securities (cost $183,377,660)	96.5%	183,229,994

Principal Amount ($)	Short-Term Securities	Percent of Net Assets	Market Value ($)

	Community Development Loans a
2,500,000	MicroVest Plus, LP Note 2.25%, matures 10/15/2016	1.3%	2,381,967

	Time Deposits
3,620,036	BBH Cash Management Service
	Banco Santander, Frankfurt 0.09%, due 01/04/2016	1.9%	3,620,036

	Total short-term securities (cost $6,002,003)	3.2%	6,002,003

	Total securities (cost $189,379,663)	99.7%	189,231,997

	Other assets and liabilities - net	0.3%	629,228

	Total net assets	100.0%	189,861,225

	a Market value adjustments have been applied to these securities to reflect potential early withdrawal.

	plc Public Limited Company
	LP Limited Partnership
	TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

THIS PAGE LEFT INTENTIONALLY BLANK

PARNASSUS FUNDS	Annual Report • 2015

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Assets

Investments in stocks and bonds, at market value – Unaffliliated

(cost $733,974,312, $8,387,828,868, $1,124,445,647, $462,522,015, $11,321,968, $183,377,660)	$742,883,175	$10,191,651,168	$1,156,478,300

Investments in stocks, at market value – Affliliated

(cost of $0, $1,287,722,935, $0, $0, $0, $0)	-	1,473,635,657	-

Investments in short-term securities

(at cost which approximates market value)	11,600,878	248,172,121	306,202,118

Cash	984	28,972	6,737

Receivables

Dividends and interest	664,448	13,879,310	901,737

Capital shares sold	1,218,579	18,740,396	5,561,363

Due from Parnassus Investments	-	-	-

Other assets	30,196	352,913	47,394

Total assets	$756,398,260	$11,946,460,537	$1,469,197,649
Liabilities

Payable upon return of loaned securities	-	-	94,239,069

Capital shares redeemed	853,930	16,569,472	1,502,705

Fees payable to Parnassus Investments	450,804	6,480,681	768,194

Distributions payable	-	-	-

Accounts payable and accrued expenses	208,461	1,009,568	116,451

Total liabilities	$1,513,195	$24,059,721	$96,626,419

Net assets	$754,885,065	$11,922,400,816	$1,372,571,230
Net assets consist of

Undistributed net investment income (loss)	108,000	(16,360,794)	-

Unrealized appreciation (depreciation) on securities and foreign currency	8,908,863	1,989,735,022	32,032,653

Accumulated net realized gain (loss) on securities and foreign currency	5,382,144	62,948,041	9,680,936

Capital paid-in	740,486,058	9,886,078,547	1,330,857,641

Total net assets	$754,885,065	$11,922,400,816	$1,372,571,230
Net asset value and offering per share

Net assets investor shares	$708,944,287	$8,368,393,896	$1,325,765,000

Net assets institutional shares	$45,940,778	$3,554,006,920	$46,806,230

Shares outstanding investor shares	17,520,049	226,356,513	47,237,779

Shares outstanding institutional shares	1,135,881	95,972,659	1,667,972

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$40.46	$36.97	$28.07

Institutional shares	$40.45	$37.03	$28.06

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$522,024,096	$10,229,457	$183,229,994

-	-	-

42,851,363	52,330	6,002,003

2,135	17	207

674,784	6,923	927,414

1,462,373	5,230	196,525

-	498	-

33,926	17,859	14,325

$567,048,677	$10,312,314	$190,370,468

11,054,900	-	-

862,683	-	375,295

321,496	-	61,439

-	-	-

161,873	21,727	72,509

$12,400,952	$21,727	$509,243

$554,647,725	$10,290,587	$189,861,225

(392,102)	(11,818)	228,462

59,502,081	(1,092,533)	(147,666)

7,086,947	(132,518)	(302,296)

488,450,799	11,527,456	190,082,725

$554,647,725	$10,290,587	$189,861,225

$543,251,075	$6,615,716	$182,130,108

$11,396,650	$3,674,871	$7,731,117

21,254,143	448,806	11,077,452

445,693	248,687	470,389

$25.56	$14.74	$16.44

$25.57	$14.78	$16.44

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund
Investment income

Dividends – Unaffiliated	$11,193,152	$193,888,731	$17,550,881

Dividends – Affiliated	-	35,648,289	-

Interest	20,071	504,608	31,759

Securities lending	126,531	2,035,188	69,183

Other income	151	76	-

Foreign witholding tax	(247,010)	(4,033,272)	(227,385)

Total investment income	$11,092,895	$228,043,620	$17,424,438
Expenses

Investment advisory fees	4,633,765	71,165,324	8,207,339

Transfer agent fees

Investor shares	319,541	710,825	140,426

Institutional shares	2,854	542,548	1,209

Fund administration	246,399	3,940,190	381,018

Service provider fees	753,121	18,673,760	2,166,363

Reports to shareholders	106,888	1,065,645	114,306

Registration fees and expenses	37,358	262,424	23,470

Custody fees	28,470	388,600	38,190

Overdraft charges	791	-	26,738

Professional fees	49,535	268,500	81,402

Trustee fees and expenses	34,452	565,597	48,566

Proxy voting fees	4,884	4,884	4,884

Pricing service fees	3,011	7,502	3,011

Other expenses	16,991	242,424	17,589

Total expenses	$6,238,060	$97,838,223	$11,254,511

Fees waived by Parnassus Investments	-	-	(306,258)

Net expenses	$6,238,060	$97,838,223	$10,948,253

Net investment income	$4,854,835	$130,205,397	$6,476,185
Realized and unrealized gain (loss) on investments and foreign currency related transactions

Net realized gain (loss) from securities transactions - Unaffiliated	115,767,740	855,146,679	132,708,699

Net realized loss from foreign currency related transactions	-	-	-

Net change in unrealized depreciation of securities	(120,645,900)	(1,036,288,431)	(114,645,080)

Net change in unrealized appreciation on foreign currency related transactions	-	-	-

Net realized and unrealized gain (loss) on securities and foreign currency related transactions	$(4,878,160)	$(181,141,752)	$18,063,619

Net increase (decrease) in net assets resulting from operations	$(23,325)	$(50,936,355)	$24,539,804

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund

$8,780,111	$344,299	$310

-	-	-

10,731	241	5,072,061

67,890	-	-

182	4	3,620

(169,266)	(27,990)	-

$8,689,648	$316,554	$5,075,991

3,812,373	122,218	956,260

103,432	10,314	82,268

336	79	474

162,532	3,674	63,215

975,795	11,920	291,345

75,904	2,365	26,039

15,450	14,522	29,904

15,115	8,495	9,855

-	954	192

41,954	44,759	28,905

21,111	343	8,913

4,884	5,247	-

3,011	12,885	4,175

7,152	1,653	4,993

$5,239,049	$239,428	$1,506,538

(374,192)	(107,815)	(214,404)

$4,864,857	$131,613	$1,292,134

$3,824,791	$184,941	$3,783,857

30,833,657	(107,111)	(302,297)

-	(287,807)	-

(7,855,813)	(1,464,332)	(2,178,556)

-	4,848	-

$22,977,844	$(1,854,402)	$(2,480,853)

$26,802,635	$(1,669,461)	$1,303,004

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2015

	Parnassus Fund		Parnassus Core Equity Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Investment income from operations
Net investment income	$4,854,835	$2,843,830	$130,205,397	$107,073,090
Net realized gain (loss) from securities transactions	115,767,740	69,326,086	855,146,679	440,188,076
Net realized gain (loss) on foreign currency related transactions	-	-	-	-
Net change in unrealized appreciation (depreciation) of securities	(120,645,900)	13,105,357	(1,036,288,431)	791,244,299
Net change in unrealized appreciation (depreciation) from merger	-	-	-	-
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	-	-	-	-
Increase (decrease) in net assets resulting from operations	$(23,325)	$85,275,273	$(50,936,355)	$1,338,505,465
Distributions
From net investment income
Investor shares	(29,995,749)	(22,221,590)	(175,013,257)	(114,823,029)
Institutional shares	(1,999,489)	-	(81,505,136)	(44,425,216)
From realized capital gains
Investor shares	(92,233,341)	(36,499,383)	(577,251,994)	(135,488,933)
Institutional shares	(5,766,515)	-	(237,743,918)	(48,522,737)
Distributions to shareholders	$(129,995,094)	$(58,720,973)	$(1,071,514,305)	$(343,259,915)
Capital share transactions
Investor shares
Proceeds from sale of shares	196,461,427	123,143,996	2,181,121,599	2,558,040,385
Proceeds from merger	-	-	-	-
Reinvestment of dividends	119,066,446	57,373,782	746,459,890	247,009,882
Shares repurchased	(164,902,617)	(100,242,807)	(2,315,285,901)	(1,267,574,843)
Institutional shares
Proceeds from sale of shares	48,633,484	-	1,688,715,131	1,247,685,257
Reinvestment of dividends	7,540,800	-	216,319,832	59,991,933
Shares repurchased	(1,026,159)	-	(1,055,453,152)	(348,712,605)
Increase in net assets from capital share transactions	205,773,381	80,274,971	1,461,877,399	2,496,440,009
Increase in net assets	$75,754,962	$106,829,271	$339,426,739	$3,491,685,559
Net Assets
Beginning of year	679,130,103	572,300,832	11,582,974,077	8,091,288,518
End of year	$754,885,065	$679,130,103	$11,922,400,816	$11,582,974,077
Undistributed net investment income (loss)	$108,000	$532,789	$(16,360,794)	$726,559
Shares issued and redeemed
Investor shares
Shares sold	4,050,039	2,567,800	54,351,584	66,022,421
Shares issued through dividend reinvestment	2,783,446	1,179,490	19,493,987	6,151,570
Shares repurchased	(3,434,216)	(2,105,263)	(57,823,844)	(33,128,690)
Institutional shares
Shares sold	982,472	-	42,429,592	32,466,571
Shares issued through dividend reinvestment	176,264	-	5,637,637	1,492,438
Shares repurchased	(22,854)	-	(26,299,812)	(9,000,677)
Net increase in shares outstanding
Investor shares	3,399,269	1,642,027	16,021,727	39,045,301
Institutional shares	1,135,882	-	21,767,417	24,958,332

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

Parnassus Endeavor Fund		Parnassus Mid Cap Fund
Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

$6,476,185	$3,482,683	$3,824,791	$2,166,894
132,708,699	43,998,833	30,833,657	7,536,082
-	-	-	-
(114,645,080)	52,897,765	(7,855,813)	18,808,437
-	-	(41,074,959)	-
-	-	-	-
$24,539,804	$100,379,281	$(14,272,324)	$28,511,413

(40,020,314)	(12,941,659)	(3,762,948)	(2,180,581)
(1,482,729)	-	(69,420)	-

(87,745,563)	(33,400,849)	(29,010,791)	(3,439,920)
(2,252,346)	-	(388,234)	-
$(131,500,952)	$(46,342,508)	$(33,231,393)	$(5,620,501)

871,561,701	298,267,377	146,495,193	91,026,928
-	-	292,932,365	-
122,156,348	43,892,018	31,699,472	5,308,798
(335,216,543)	(101,804,232)	(186,154,058)	(55,092,184)

48,092,300	-	12,024,043	-
3,692,157	-	435,686	-
(1,085,408)	-	(578,098)	-
709,200,555	240,355,163	296,854,603	41,243,542
$602,239,407	$294,391,936	$249,350,886	$64,134,454

770,331,823	475,939,887	305,296,839	241,162,385
$1,372,571,230	$770,331,823	$554,647,725	$305,296,839
$-	$1,165,768	$(392,102)	$86

28,396,099	10,193,157	15,793,147	3,488,133
4,223,172	1,462,440	1,204,624	192,747
(11,103,135)	(3,567,129)	(6,884,957)	(2,148,487)

1,575,820	-	450,768	-
127,866	-	16,535	-
(35,714)	-	(21,611)	-

21,516,136	8,088,468	10,112,814	1,532,393
1,667,972	-	445,692	-

The accompanying notes are an integral part of these financial statements.

PARNASSUS FUNDS	Annual Report • 2015

STATEMENT OF CHANGES IN NET ASSETS

December 31, 2015 (continued)

	Parnassus Asia Fund		Parnassus Fixed Income Fund
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014

Investment income from operations
Net investment income	$184,941	$59,927	$3,783,857	$3,366,046
Net realized gain (loss) from securities transactions	(107,111)	3,869	(302,297)	2,584,546
Net realized gain (loss) on foreign currency related transactions	(287,807)	(27,248)	-	-
Net change in unrealized appreciation (depreciation) of securities	(1,464,332)	427,819	(2,178,556)	1,929,191
Net change in unrealized appreciation (depreciation) on foreign currency related transactions	4,848	(198,332)	-	-
Increase (decrease) in net assets resulting from operations	$(1,669,461)	$266,035	$1,303,004	$7,879,783
Distributions
From net investment income
Investor shares	-	(77,599)	(3,666,396)	(4,034,311)
Institutional shares	-	-	(73,812)	-
From realized capital gains
Investor shares	-	-	(127,022)	(1,559,479)
Institutional shares	-	-	(4,656)	-
Distributions to shareholders	$-	$(77,599)	$(3,871,886)	$(5,593,790)
Capital share transactions
Investor shares
Proceeds from sale of shares	7,478,694	4,216,902	53,026,924	48,839,061
Reinvestment of dividends	-	77,363	3,485,158	5,064,364
Shares repurchased	(7,349,098)	(401,104)	(64,479,409)	(39,365,324)
Institutional shares
Proceeds from sale of shares	4,395,472	-	8,226,877	-
Reinvestment of dividends	-	-	74,229	-
Shares repurchased	(22,497)	-	(517,528)	-
Increase in net assets from capital share transactions	4,502,571	3,893,161	(183,749)	14,538,101
Increase in net assets	$2,833,110	$4,081,597	$(2,752,631)	$16,824,094
Net Assets
Beginning of year	7,457,477	3,375,880	192,613,856	175,789,762
End of year	$10,290,587	$7,457,477	$189,861,225	$192,613,856
Undistributed net investment income (loss)	$(11,818)	$(7,190)	$228,462	$185,102
Shares issued and redeemed
Investor shares
Shares sold	447,328	249,746	3,188,035	2,911,578
Shares issued through dividend reinvestment	-	4,621	209,520	303,000
Shares repurchased	(444,650)	(23,728)	(3,882,902)	(2,354,313)
Institutional shares
Shares sold	250,342	-	497,218	-
Shares issued through dividend reinvestment	-	-	4,492	-
Shares repurchased	(1,655)	-	(31,321)	-
Net increase in shares outstanding
Investor shares	2,678	230,639	(485,347)	860,265
Institutional shares	248,687	-	470,389	-

The accompanying notes are an integral part of these financial statements.

Annual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Asia Fund, which commenced operations on April 30, 2013. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund.

On April 24, 2015, the Parnassus Small Cap Fund merged into the Parnassus Mid Cap Fund.

The Parnassus Funds trust now includes the Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares and the Parnassus Asia Fund – Institutional Shares, which commenced operations on April 30, 2015. The Parnassus Income Funds trust now includes the Parnassus Fixed Income Fund – Institutional Shares, which commenced operations on April 30, 2015.

The Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund, the Parnassus Asia Fund and the Parnassus Fixed Income Fund were renamed to the Parnassus Fund – Investors Shares, the Parnassus Endeavor Fund – Investor Shares, the Parnassus Mid Cap Fund – Investor Shares, the Parnassus Asia Fund – Investor Shares and the Parnassus Fixed Income Fund – Investor Shares, respectively on May 1 , 2015.

Reorganization: On February 17, 2015, the Board of Trustees of the Parnassus Mid Cap Fund (the “Mid Cap Fund”) and the Parnassus Small Cap Fund (the “Small Cap Fund”) approved the reorganization of the Small Cap Fund into the Mid Cap Fund pursuant to which Mid Cap Fund acquired substantially all of the assets and substantially all of the liabilities of the Small Cap Fund in exchange for an equal aggregate value of newly-issued shares of the Mid Cap Fund.

Each shareholder of the Small Cap Fund received shares of the Mid Cap Fund in an amount equal to the aggregate net asset value of such shareholder’s Small Cap Fund shares, as determined at the close of business on April 24, 2015.

The reorganization was accomplished by a tax-free exchange of shares of the Mid Cap Fund in the following amounts and at the following conversion ratios:

Small Cap Fund’s Shares Prior to Reorganization	Conversion Ratio	Shares of Mid Cap Fund
12,550,658.318	0.826724	12,201,071.649

The Small Cap Fund’s net assets and composition of net assets on April 24, 2015, the date of the merger, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Gain	Net Unrealized Appreciation
$292,947,668	$248,282,045	$15,983,054	$41,089,670

For financial reporting purposes, assets received and shares issued by the Mid Cap Fund were recorded at fair value. However, the cost basis of the investments received from the Small Cap Fund was carried forward to align ongoing reporting of the Mid Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

PARNASSUS FUNDS	Annual Report • 2015

Notes to Financial Statements (continued)

The aggregate net assets of the Mid Cap Fund immediately after the acquisition amounted to $637,425,434. The Small Cap Fund’s fair value and cost of investments prior to the reorganization were $293,945,479 and $252,855,808, respectively.

The purpose of this transaction was to combine two funds managed by Parnassus Investments, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 27, 2015.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal reporting period of the Mid Cap Fund, the pro forma results of operations for the period ended April 24, 2015, are as follows:

•	Net investment income: $548,982

•	Net realized and change in unrealized loss on investments: $(2,185,669)

•	Net decrease in net assets resulting from operations: $(1,636,687)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Fund that have been included in the Mid Cap Fund’s Statements of Operations since April 27, 2015.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by the Funds’ pricing vendor on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such

Annual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 2.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds, with the exception of the Parnassus Asia Fund, have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or

PARNASSUS FUNDS	Annual Report • 2015

Notes to Financial Statements (continued)

prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset (securities purchased with cash collateral from securities lending) and the related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Endeavor Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received*	Net Amount
Citigroup Global Markets Inc.	28,639,583	(28,639,583)	-
Credit Suisse Securities USA	7,041,680	(7,041,680)	-
Deutsche Bank Securities Inc.	18,017,810	(18,017,810)	-
Goldman, Sachs & Co.	20,306,444	(20,306,444)	-
JP Morgan Clearing Corp.	10,070,660	(10,070,660)	-
MS Securities Services Inc.	8,209,289	(8,209,289)	-
Total	92,285,466	(92,285,466)	-

Parnassus Mid Cap Fund

Counterparty	Securities Loaned at Value	Cash Collateral Received*	Net Amount
Citigroup Global Markets Inc.	3,367,917	(3,367,917)	-
JP Morgan Clearing Corp.	7,442,868	(7,442,868)	-
Total	10,810,785	(10,810,785)	-

*

Collateral value of $94,239,069 and $11,054,900 has been received in connection with securities lending agreements for the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the fund financial statements.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network

Annual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

The Parnassus Core Equity Fund and the Parnassus Fixed Income Fund holds debt instruments issued by MicroVest Plus, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. MicroVest Plus, LP’s investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

PARNASSUS FUNDS	Annual Report • 2015

Notes to Financial Statements (continued)

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not subject to examination by U.S. federal taxing authorities before 2010 or state taxing authorities before 2009.

Tax Matters and Distributions

At December 31, 2015, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Fund		Parnassus Core Equity Fund		Parnassus Endeavor Fund
Distributions paid from:	2015	2014	2015	2014	2015	2014
Ordinary Income	$31,995,238	$22,221,590	$256,518,393	$159,248,245	$41,503,044	$12,941,659
Long-term capital gains	97,999,856	36,499,383	814,995,913	184,011,670	89,997,909	33,400,849
Total distributions	$129,995,094	$58,720,973	$1,071,514,306	$343,259,915	$131,500,953	$46,342,508

	Parnassus Mid Cap Fund		Parnassus Asia Fund		Parnassus Fixed Income Fund
Distributions paid from:	2015	2014	2015	2014	2015	2014
Ordinary Income	$3,832,367	$2,180,581	$-	$77,599	$3,740,207	$4,034,311
Long-term capital gains	29,399,024	3,439,920	-	-	131,678	1,559,479
Total distributions	$33,231,391	$5,620,501	$-	$77,599	$3,871,885	$5,593,790

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund
Cost of investment	$746,332,662	$9,940,755,001	$1,341,942,205	$495,470,399	$11,377,511	$189,379,663
Unrealized appreciation	68,339,528	2,504,647,552	112,758,905	77,849,345	291,057	1,447,057
Unrealized depreciation	60,188,127	531,943,608	86,259,761	19,499,185	1,386,803	1,594,722
Net unrealized appreciation (depreciation)	$8,151,401	$1,972,703,944	$26,499,144	$58,350,160	$(1,095,746)	$(147,665)
Distributable earnings – ordinary income	$33,981,075	$258,132,032	$53,332,867	$3,597,895	$-	$3,783,855
Distributable earnings – long-term capital gains	$86,660,965	$722,963,098	$91,385,527	$30,914,844	$-	$-
Undistributed earnings – ordinary income	$2,518,626	$4,684,920	$12,995,591	$-	$-	$228,462
Undistributed earnings – long-term capital gains	$3,728,980	$58,933,405	$2,218,854	$8,193,733	$-	$-

Annual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

At December 31, 2015, estimated net capital loss carry forwards, which are available to offset future net short-term realized capital gains, were:

Fund	Deferred Short-Term Capital Loss Carry Forwards	Long-Term
Parnassus Asia Fund	$129,305	$-
Parnassus Fixed Income Fund	106,305	-

These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds’ realize future net capital gains, taxable capital gain distributions to their shareholders will be offset by any unused capital loss carryovers.

Late year ordinary and capital losses as of December 31, 2015, which are deferred until 2016 for income tax purposes were as follows:

Fund	Ordinary	Capital
Parnassus Mid Cap Fund	$-	$346,967
Parnassus Asia Fund	11,818	-
Parnassus Fixed Income Fund	-	195,991

Net realized gains differ for financial statement and income tax purposes primarily due to differing treatments of wash sales. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2015. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

Fund	Increase/Decrease in Accumulated Net Investment Income/Loss	Increase/Decrease in Accumulated Net Realized Gain/Loss	Increase/Decrease in Aggregate Capital Paid-In
Parnassus Fund	$26,715,613	$(26,715,613)	$-
Parnassus Core Equity Fund	109,225,643	(242,121,137)	132,895,494
Parnassus Endeavor Fund	33,861,091	(33,861,091)	-
Parnassus Mid Cap Fund	(384,610)	(691,003)	1,075,613
Parnassus Asia Fund	(189,569)	287,785	(98,216)
Parnassus Fixed Income Fund	(288)	288	-

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2015, that is valued at fair value on a recurring basis:

Parnassus Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$21,782,500	$-	$-	$21,782,500

Consumer Staples	50,869,000	-	-	50,869,000

Financials	141,263,900	-	-	141,263,900

Health Care	49,039,400	-	-	49,039,400

Industrials	120,105,600	-	-	120,105,600

Information Technology	327,665,775	-	-	327,665,775

Materials	32,157,000	-	-	32,157,000

Short-Term Investments	8,783,586	-	2,817,292	11,600,878
Total	$751,666,761	$-	$2,817,292	$754,484,053

PARNASSUS FUNDS	Annual Report • 2015

Notes to Financial Statements (continued)

Parnassus Core Equity Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$846,708,658	$-	$-	$846,708,658

Consumer Staples	2,242,438,547	-	-	2,242,438,547

Energy	296,386,500	-	-	296,386,500

Financials	613,356,163	-	-	613,356,163

Health Care	1,304,175,850	-	-	1,304,175,850

Industrials	2,296,051,894	-	-	2,296,051,894

Information Technology	2,921,370,677	-	-	2,921,370,677

Materials	509,488,057	-	-	509,488,057

Utilities	635,310,479	-	-	635,310,479

Short-Term Investments	236,536,478	-	11,635,643	248,172,121
Total	$11,901,823,303	$-	$11,635,643	$11,913,458,946

Parnassus Endeavor Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$5,157,000	$-	$-	$5,157,000

Consumer Staples	78,291,000	-	-	78,291,000

Financials	145,818,500	-	-	145,818,500

Health Care	87,965,500	-	-	87,965,500

Industrials	223,854,650	-	-	223,854,650

Information Technology	615,391,650	-	-	615,391,650

Short-Term Investments	306,202,118	-	-	306,202,118
Total	$1,462,680,418	$-	$-	$1,462,680,418

Parnassus Mid Cap Fund
Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$27,691,029	$-	$-	$27,691,029

Consumer Staples	31,534,170	-	-	31,534,170

Energy	19,917,763	-	-	19,917,763

Financials	82,361,850	-	-	82,361,850

Health Care	77,544,962	-	-	77,544,962

Industrials	112,223,692	-	-	112,223,692

Information Technology	75,360,663	-	-	75,360,663

Materials	44,741,479	-	-	44,741,479

Utilities	50,648,488	-	-	50,648,488

Short-Term Investments	42,851,363	-	-	42,851,363
Total	$564,875,459	$-	$-	$564,875,459

Annual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

Parnassus Asia Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Australia	$-	$348,380	$-	$348,380

China	1,929,555	-	-	1,929,555

Hong Kong	-	2,375,005	-	2,375,005

India	-	103,533	-	103,533

Indonesia	-	473,137	-	473,137

Japan	339,760	1,769,267	-	2,109,027

Philippines	-	324,315	-	324,315

Singapore	-	265,876	-	265,876

South Korea	-	451,392	-	451,392

Taiwan	675,580	921,415	-	1,596,995

Thailand	-	252,242	-	252,242

Short-Term Investments	52,330	-	-	52,330
Total	$2,997,225	$7,284,562	$-	$10,281,787

Parnassus Fixed Income Fund
Investment Securities	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$-	$6,615,445	$-	$6,615,445

Convertible Bonds	-	3,237,844	-	3,237,844

Corporate Bonds	-	79,107,741	-	79,107,741

Federal Agency Mortgage-Backed Securities	-	44,875,170	-	44,875,170

Supranational Bonds	-	7,002,515	-	7,002,515

U.S. Government Treasury Bonds	-	42,391,279	-	42,391,279

Short-Term Investments	3,620,036	-	2,381,967	6,002,003
Total	$3,620,036	$183,229,994	$2,381,967	$189,231,997

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2015:

	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans
Balance as of December 31, 2014	$2,069,649	$11,636,635	$2,382,055
Discounts/premiums amortization	(2,357)	(992)	(88)
Purchases	2,850,000	11,850,000	2,500,000
Sales	(2,100,000)	(11,850,000)	(2,500,000)
Balance as of December 31, 2015	$2,817,292	$11,635,643	$2,381,967

PARNASSUS FUNDS	Annual Report • 2015

Notes to Financial Statements (continued)

There were no significant transfers between Level 1, Level 2 and Level 3.

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Fund
Certificates of Deposit	$2,326,244	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$491,048	Liquidity Discount	Discount for Lack of Marketability	6%
Parnassus Core Equity Fund
Certificates of Deposit	$2,705,344	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$8,930,299	Liquidity Discount	Discount for Lack of Marketability	6%
Parnassus Fixed Income Fund
Community Development Loans	$2,381,967	Liquidity Discount	Discount for Lack of Marketability	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

Certain foreign securities may be fair valued by independent pricing services if events occur between the time at which the market quotations are determined on the primary exchange and the close of trading on the NYSE. These events may affect the value of these securities and render market quotations unreliable. Such fair valuations are categorized as Level 2 investments. Foreign securities that are valued based on market quotations are categorized as Level 1 investments.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

Annual Report • 2015	PARNASSUS FUNDS

Notes to Financial Statements (continued)

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2015 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Fund	$-	$574,789,330	$-	$494,255,000
Parnassus Core Equity Fund	261,456,268	3,611,536,876	-	3,004,375,287
Parnassus Endeavor Fund	-	1,119,813,086	-	662,036,081
Parnassus Mid Cap Fund	-	267,845,190	-	281,945,834
Parnassus Asia Fund	-	11,022,983	-	6,027,065
Parnassus Fixed Income Fund	-	90,445,059	-	65,454,851

The above includes purchases and sales of U.S. Government securities in the amount of $23,975,642 and $32,520,352, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Asia Fund: 1.10% of the first $100,000,000, 1.05% of the next $400,000,000 and 1.00% of the amount above $500,000,000. For the year ended December 31, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.94% of the net assets of the Parnassus Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares, 0.83% of net assets for the Parnassus Endeavor Fund – Institutional Shares, 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares, 0.85% of net assets for the Parnassus Mid Cap Fund – Institutional Shares, 1.25% of net assets for the Parnassus Asia Fund – Investor Shares and 1.22% of net assets for the Parnassus Asia Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2015, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Fund and Parnassus Asia Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2015.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds –

PARNASSUS FUNDS	Annual Report • 2015

Notes to Financial Statements (continued)

Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Share Classes do not incur service provider fees.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a Fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2015, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at a level below 5%.

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2015 is set forth below.

	Beginning shares as of January 1, 2015	Shares purchased	Shares sold	Ending shares as of December 31, 2015	Market Value of affiliates at December 31, 2015	Dividend Income January 1, 2015 - December 31, 2015

Parnassus Core Equity Fund
Name of Company:
Compass Minerals International Inc.	1,941,000	134,303	-	2,075,303	$156,208,057	$5,301,520
MDU Resources Group	9,000,000	3,525,000	-	12,525,000	229,458,000	7,021,688
Northwest Natural Gas Co.	2,300,000	25,000	-	2,325,000	117,668,250	4,295,438
Patterson Co.	4,800,000	585,000	-	5,385,000	243,455,850	4,128,000
Questar Corp.	8,743,343	3,756,657	-	12,500,000	243,500,000	7,916,583
WD-40 Co.	1,220,000	-	-	1,220,000	120,353,000	1,854,400
Xylem Inc.	7,500,000	2,445,000	-	9,945,000	362,992,500	5,130,660
Total Affiliates					$1,473,635,657	$35,648,289

Annual Report • 2015	PARNASSUS FUNDS

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PARNASSUS FUNDS	Annual Report • 2015

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Fund – Investor Shares
2015	$48.09	$0.32	$(0.01)	$0.31	$(1.78)	$(6.16)	$-	$(7.94)
2014	45.86	0.22	6.47	6.69	(1.62)	(2.84)	-	(4.46)
2013	40.62	0.25	13.34	13.59	(1.94)	(6.41)	-	(8.35)
2012	35.23	0.28	8.64	8.92	(0.80)	(2.73)	-	(3.53)
2011	40.49	0.13	(2.25)	(2.12)	(0.12)	(3.02)	-	(3.14)
Parnassus Fund – Institutional Shares
For the period ended December 31, 2015(d)	49.44	0.28	(1.27)	(0.99)	(1.84)	(6.16)	-	(8.00)
Parnassus Core Equity Fund – Investor Shares
2015	40.69	0.40	(0.56)	(0.16)	(0.80)	(2.76)	-	(3.56)
2014	36.68	0.43	4.84	5.27	(0.59)	(0.67)	-	(1.26)
2013	29.20	0.44	9.39	9.83	(0.48)	(1.87)	-	(2.35)
2012	26.35	0.39	3.64	4.03	(0.74)	(0.44)	-	(1.18)
2011	26.31	0.32	0.48	0.80	(0.31)	(0.45)	-	(0.76)
Parnassus Core Equity Fund – Institutional Shares
2015	40.75	0.50	(0.58)	(0.08)	(0.89)	(2.75)	-	(3.64)
2014	36.73	0.45	4.91	5.36	(0.67)	(0.67)	-	(1.34)
2013	29.26	0.49	9.39	9.88	(0.54)	(1.87)	-	(2.41)
2012	26.41	0.45	3.64	4.09	(0.80)	(0.44)	-	(1.24)
2011	26.36	0.38	0.50	0.88	(0.38)	(0.45)	-	(0.83)
Parnassus Endeavor Fund – Investor Shares
2015	29.95	0.17	0.83	1.00	(0.87)	(2.01)	-	(2.88)
2014	26.99	0.18	4.79	4.97	(0.51)	(1.50)	-	(2.01)
2013	22.17	0.14	6.71	6.85	(0.50)	(1.53)	-	(2.03)
2012	19.64	0.12	4.13	4.25	(0.50)	(1.22)	-	(1.72)
2011	20.81	0.05	(0.40)	(0.35)	(0.05)	(0.77)	-	(0.82)
Parnassus Endeavor Fund – Institutional Shares
For the period ended December 31, 2015(d)	31.03	0.16	(0.20)	(0.04)	(0.92)	(2.01)	-	(2.93)
Parnassus Mid Cap Fund – Investor Shares
2015	27.40	0.21	(0.41)	(0.20)	(0.18)	(1.46)	-	(1.64)
2014	25.10	0.22	2.60	2.82	(0.20)	(0.32)	-	(0.52)
2013	20.27	0.13	5.58	5.71	(0.26)	(0.62)	-	(0.88)
2012	17.69	0.16	3.10	3.26	(0.30)	(0.38)	-	(0.68)
2011	18.25	0.06	0.51	0.57	(0.13)	(1.00)	-	(1.13)
Parnassus Mid Cap Fund – Institutional Shares
For the period ended December 31, 2015(d)	27.58	0.20	(0.52)	(0.32)	(0.23)	(1.46)	-	(1.69)

Annual Report • 2015	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Fund – Investor Shares
$40.46	0.26%		$708,944	0.84%		0.84%		0.64%		68.52%
48.09	14.68		679,130	0.84		0.84		0.47		60.44
45.86	34.22		572,301	0.86		0.86		0.54		64.87
40.62	26.04		470,136	0.90		0.90		0.70		52.72
35.23	(5.01)		354,572	0.94		0.94		0.33		74.43
Parnassus Fund – Institutional Shares
40.45	(2.37	)(e)	45,941	0.70	(f)	0.70	(f)	0.90	(f)	42.95	(e)
Parnassus Core Equity Fund – Investor Shares
36.97	(0.55)		8,368,394	0.88		0.88		1.03		26.90
40.69	14.48		8,558,905	0.87		0.87		1.11		14.32
36.68	34.01		6,282,235	0.87		0.87		1.28		16.93
29.20	15.43		4,023,309	0.90		0.90		1.38		24.34
26.35	3.13		3,398,905	0.94		0.94		1.19		63.04
Parnassus Core Equity Fund – Institutional Shares
37.03	(0.34)		3,554,007	0.67		0.67		1.25		26.90
40.75	14.71		3,024,069	0.67		0.67		1.17		14.32
36.73	34.13		1,809,054	0.69		0.69		1.44		16.93
29.26	15.64		1,006,980	0.68		0.68		1.59		24.34
26.41	3.40		630,035	0.70		0.70		1.43		63.04
Parnassus Endeavor Fund – Investor Shares
28.07	3.25		1,325,765	0.98		0.95		0.56		63.23
29.95	18.51		770,332	1.02		0.95		0.62		39.51
26.99	31.15		475,940	1.07		1.07		0.53		41.20
22.17	22.03		281,029	1.14		1.14		0.54		69.25
19.64	(1.62)		216,269	1.16		1.16		0.22		47.22
Parnassus Endeavor Fund – Institutional Shares
28.06	(0.22	)(e)	46,806	0.75	(f)	0.75	(f)	0.80	(f)	42.60	(e)
Parnassus Mid Cap Fund – Investor Shares
25.56	(0.87)		543,251	1.07		0.99		0.77		58.01
27.40	11.24		305,297	1.09		1.09		0.84		21.62
25.10	28.27		241,162	1.14		1.14		0.55		20.70
20.27	18.58		128,964	1.23		1.20		0.79		22.82
17.69	3.33		61,299	1.24		1.20		0.35		38.67
Parnassus Mid Cap Fund – Institutional Shares
25.57	(1.30	)(e)	11,397	0.77	(f)	0.77	(f)	1.12	(f)	34.04	(e)

PARNASSUS FUNDS	Annual Report • 2015

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Distributions from Return of Capital	Total Dividends and Distributions

Parnassus Asia Fund – Investor Shares
2015	$16.72	$0.24	$(2.22)	$(1.98)	$-	$-	$-	$-
2014	15.67	0.19	1.04	1.23	(0.18)	-	-	(0.18)
For the period ended December 31, 2013(g)	15.00	(0.07)	0.74	0.67	-	-	-	-
Parnassus Asia Fund – Institutional Shares
For the period ended December 31, 2015(d)	17.91	0.23	(3.36)	(3.13)	-	-	-	-
Parnassus Fixed Income Fund – Investor Shares
2015	16.66	0.33	(0.21)	0.12	(0.33)	(0.01)	-	(0.34)
2014	16.43	0.31	0.43	0.74	(0.37)	(0.14)	-	(0.51)
2013	17.56	0.29	(0.76)	(0.47)	(0.29)	(0.31)	(0.06)	(0.66)
2012	17.53	0.31	0.05	0.36	(0.33)	- (h)	-	(0.33)
2011	16.90	0.33	0.88	1.21	(0.34)	(0.24)	-	(0.58)
Parnassus Fixed Income Fund – Institutional Shares
For the period ended December 31, 2015(d)	16.75	0.24	(0.30)	(0.06)	(0.24)	(0.01)	-	(0.25)

Annual Report • 2015	PARNASSUS FUNDS

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Parnassus Asia Fund – Investor Shares
$14.74	(11.84)%		$6,616	2.50%		1.25%		1.50%		59.89%
16.72	7.84		7,457	3.53		1.25		1.11		24.41
15.67	4.47	(e)	3,376	5.08	(f)	1.45	(f)	(0.71	)(f)	3.00	(e)
Parnassus Asia Fund – Institutional Shares
14.78	(17.48	)(e)	3,675	0.94	(f)	0.94	(f)	2.24	(f)	49.07	(e)
Parnassus Fixed Income Fund – Investor Shares
16.44	0.70		182,130	0.79		0.68		1.98		35.80
16.66	4.49		192,614	0.78		0.68		1.84		52.57
16.43	(2.71)		175,790	0.78		0.68		1.70		35.15
17.56	2.08		225,723	0.79		0.75		1.78		5.45
17.53	7.24		211,723	0.81		0.75		1.92		29.25
Parnassus Fixed Income Fund – Institutional Shares
16.44	(0.35	)(e)	7,731	0.49	(f)	0.49	(f)	2.14	(f)	24.24	(e)

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 1.25% for the Parnassus Asia Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.83% for the Parnassus Endeavor Fund – Institutional Shares, 0.85% for the Parnassus Mid Cap Fund – Institutional Shares, 1.22% for the Parnassus Asia Fund – Institutional Shares and 0.58% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Fund – Institutional Shares, the Parnassus Endeavor Fund – Institutional Shares, the Parnassus Mid Cap Fund – Institutional Shares, the Parnassus Asia Fund – Institutional Shares and the Parnassus Fixed Income Fund – Institutional Shares commenced operations on April 30, 2015, and the period shown is from April 30, 2015 through December 31, 2015.

(e) Not annualized for periods less than one year.

(f) Annualized.

(g) The Parnassus Asia Fund – Investor Shares commenced operations on April 30, 2013, and the period shown is from April 30, 2013 through December 31, 2013.

(h) Amount less than $0.01.

PARNASSUS FUNDS	Annual Report • 2015

ADDITIONAL INFORMATION (unaudited)

Board of Trustees and Officers

Independent Trustees§

Name	Donald V. Potter	Jeanie S. Joe	Donald J. Boteler	Alecia A. DeCoudreaux

Age	70	68	67	61

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Lead Independent Trustee	Trustee	Trustee, Audit Committee Chairman	Trustee

Term of Office and Length of Service	Indefinite. Since 2002.	Indefinite. Since October 2004.	Indefinite. Since 2012.	Indefinite. Since December 2013

Principal Occupation(s) During Past 5 Years	President of Strategystreet.com business strategy.	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, until 2009.	Vice President, Industry Operations, Investment Company Institute, from 1993 to March 2012. Director of Fund Accounting and Compliance, Investment Company Institute, 1986 to 1993. Advisory Council of the International Accounting Standards Board from 2009 to 2011. Independent Trustee, FAM Funds, from October 2012 to present.	Serves as the 13th President of Mills College and prior she served as Vice President and Deputy General Counsel at Eli Lilly and Company. Chair to the Wellesley College Board of Trustees, Honorary Director of the Indiana University Foundation and Emeritus Board Member of the Indiana University School of Law Board of Visitors.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	None	None	FAM Funds	CVS Health Corporation

Annual Report • 2015	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Interested Trustee†

Name	Jerome L. Dodson

Age	72

Address	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Six

Other Directorships Held by Trustee	None

§	“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.
†

An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

The governing documents for the Trusts include a mandatory retirement age of 70 for Independent Trustees. Donald V. Potter reached age 70 during 2015 and retired effective December 31, 2015. On December 10, 2015, the Independent Trustees named Jeanie S. Joe as Lead Independent Trustee, replacing Donald V. Potter in this role.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

PARNASSUS FUNDS	Annual Report • 2015

ADDITIONAL INFORMATION (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§

Name	Todd C. Ahlsten	Benjamin E. Allen	Marc C. Mahon	John V. Skidmore II	Downey H. Blount

Age	43	38	38	50	44

Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Vice President	Treasurer	Chief Compliance Officer and Assistant Secretary	Assistant Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2015.	Indefinite. Since 2007.	Indefinite. Since 2008.	Indefinite. Since 2015.

Principal Occupation(s) During Past 5 Years	Vice President of the Parnassus Funds and Parnassus Income Funds since 2001. Chief Investment Officer of Parnassus Investments since 2007. Director of Research at Parnassus Investments from 1995 to 2007. Portfolio Manager of Parnassus Core Equity Fund since 2001.	Vice President of the Parnassus Funds and Parnassus Income Funds since 2015. Co-Portfolio Manager of Parnassus Core Equity Fund since 2012. Director of Research at Parnassus Investments from 2007 to 2013.	Chief Financial Officer of Parnassus Investments since December 2007. Treasurer of Parnassus Funds and Parnassus Income Funds since March 2007.	Chief Compliance Officer of Parnassus Investments since February 2008.	Chief Compliance Officer of Parnassus Funds Distributor since April 2015. Senior Compliance Officer of Parnassus Investments since January 2014. Project Manager of Parnassus Investments from June 2013 to December 2013. Homemaker from 2009 to June 2013.

Annual Report • 2015	PARNASSUS FUNDS

ADDITIONAL INFORMATION (unaudited) (continued)

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2015, the following percentages of ordinary income distributed by the Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Fund	26.84%	26.94%

Parnassus Core Equity Fund	80.43%	80.44%

Parnassus Endeavor Fund	30.77%	30.88%

Parnassus Mid Cap Fund	100.00%	100.00%

Parnassus Asia Fund	NA	NA

Parnassus Fixed Income Fund	NA	NA

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PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, CA 94105

(800) 999-3505

www.parnassus.com

This report must be preceded or accompanied by a current prospectus.

Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

555 Mission Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1 Market Street, Suite 1600

San Francisco, CA 94105

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2015. During the fiscal year ending December 31, 2015 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2014 and 2015 were $143,370 and $175,246 respectively and the Parnassus Income Funds fiscal year ended December 31, 2014 and 2015 were $109,630 and $112,254 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2014 and 2015 were $28,238 and $14,465 respectively and the Parnassus Income Funds fiscal years ended December 31, 2014 and 2015 were $14,000 and $8,035 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $26,223 and $57,569 for the Parnassus Funds fiscal years ended December 31, 2014 and 2015, respectively and $25,777 and $42,431 for the Parnassus Income Funds fiscal years ended December 31, 2014 and 2015, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 12, 2016	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 12, 2016

	By:	/s/ Jerome L. Dodson
Jerome L. Dodson
President

Date: February 12, 2016

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer